UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
 ☐ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material Pursuant to §240.14a-12
SANDRIDGE ENERGY, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment Of Filing Fee (Check The Appropriate Box):
☒ No fee required.
 ☐ Fee paid previously with preliminary materials.
 ☐ Fee Computed On Table In Exhibit Required By Item 25(B) Per Exchange Act Rules 14a-6(I)(1) And 0-11.

2025

Notice of 2025 Annual Meeting of Stockholders and Proxy Statement

A Message from the Board of Directors
To Our Stockholders,
You are cordially invited to the 2025 Annual Meeting of Stockholders of SandRidge Energy, Inc. (the “Company”) which will be held at The Renaissance Oklahoma City Downtown Bricktown Hotel-Warehouse Room (2nd Floor), 100 East Sheridan Avenue, Oklahoma City, Oklahoma 73104, on June 11, 2025, at 1:00 p.m., central time.
The formal Notice of Annual Meeting and Proxy Statement, which are contained in the following pages, outline the actions that will, or may, be taken by stockholders at the Annual Meeting.
Your vote is important, and we encourage you to vote even if you are unable to attend the Annual Meeting. You may vote by internet or by telephone using the instructions on the Notice of Annual Meeting or by signing and returning the proxy card in the postage-paid envelope provided for your convenience. You may also attend and vote at the Annual Meeting.
On behalf of the Board and management, we sincerely appreciate your continued support.
For the Board of Directors,
Grayson Pranin,
President and Chief Executive Officer
SandRidge Energy, Inc.
In accordance with Securities and Exchange Commission rules, we are furnishing proxy materials to our stockholders primarily via the Internet. On or about May 1, 2025, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this Proxy Statement and our 2024 Annual Report and how to vote online. If you received the Notice and would prefer to receive paper copies of the proxy materials, you may do so by following the instructions provided in the Notice.
Your vote is important. Please vote your shares promptly. You can find voting instructions in the Proxy Statement.
If you have any questions or require any assistance with respect to voting your shares, please contact the Company’s proxy solicitor at the contact listed below:

HKL & Co., LLC
3 Columbus Circle, 15th Floor
New York, New York 10019
Call Toll-Free (844) 218-8384
Email: SandRidge@hklco.com

Notice of Annual Meeting of Stockholders
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting To Be Held on June 11, 2025.
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of SandRidge Energy, Inc., a Delaware corporation (the “Company” or “SandRidge”), will be held at The Renaissance Oklahoma City Downtown Bricktown Hotel-Warehouse Room (2nd Floor), 100 East Sheridan Avenue, Oklahoma City, Oklahoma 73104, on June 11, 2025, at 1:00 p.m., central time, with respect to the proposals described below:
1.	To elect five directors to serve on our Board of Directors (the “Board”) until the Company’s annual meeting in 2026, and until their successors are elected and duly qualified;
2.	To ratify the selection of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3.	To approve, through a non-binding vote, the compensation paid to the Company’s named executive officers (identified herein) during 2024; and
4.	To conduct such other business as may properly be presented at the Annual Meeting, or at any and all adjournments or postponements thereof.
For information on how to obtain directions to the Annual Meeting, please visit our website at http://www.sandridgeenergy.com/contact/.
The Annual Meeting may be adjourned from time to time. At any adjourned meeting, action with respect to the matters specified in this notice may be taken without further notice to stockholders, unless required by applicable law or the Amended and Restated Bylaws of the Company (the “Bylaws”).
Stockholders of record of shares of our common stock at the close of business on April 14, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. A list of our stockholders as of the close of business on the Record Date will be available at the Annual Meeting and at, by appointment, the Company’s corporate office, 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104, for the ten days prior to the Annual Meeting.
This notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. We encourage you to access and review the proxy materials before voting.
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We value your participation. It is important that your shares be represented and voted at the Annual Meeting regardless of whether you attend the Annual Meeting in person. The accompanying Proxy Statement provides detailed information about the matters to be considered at the Annual Meeting. Please read it carefully. To ensure your shares are represented at the Annual Meeting, please vote your shares via (1) a toll-free telephone number, (2) on the Internet or (3) by completing, signing, dating and mailing a proxy card. Instructions regarding the three methods of voting are contained in the proxy card and the Notice. If you vote your shares via telephone or on the Internet, you will need the 16-digit control number included on your Notice or proxy card.
Brokers have the authority under NYSE rules to vote shares for which their customers do not provide voting instructions on routine matters. The matters herein are not considered routine, and brokers cannot vote shares without instruction on those matters. Shares that brokers are not authorized to vote on non-routine matters are counted as “broker non-votes”.
The Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the Proxy Statement, including any documents incorporated by reference, carefully and in their entirety.
The Notice of Annual Meeting of Stockholders and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”) are available on our website at http://www.sandridgeenergy.com. In addition, we will provide a copy of the Proxy Statement and our 2024 Annual Report without charge to any stockholder who submits a request to HKL & Co., LLC, the Company’s proxy solicitor:

HKL & Co., LLC
3 Columbus Circle, 15th Floor
New York, New York 10019
Call Toll-Free (844) 218-8384
Email: SandRidge@hklco.com
In order to facilitate timely delivery, you must request the information no later than May 21, 2025.

Solicitation of Proxies
The enclosed proxy is solicited by the Board of SandRidge Energy, Inc. for use at the 2025 Annual Meeting of Stockholders, or the Annual Meeting, to be held at The Renaissance Oklahoma City Downtown Bricktown Hotel-Warehouse Room (2nd Floor), 100 East Sheridan Avenue, Oklahoma City, Oklahoma 73104, on June 11, 2025, at 1:00 p.m., central time or at any adjournment or postponement thereof. In this Proxy Statement, unless the context requires otherwise, when we refer to “we,” “us,” “our,” “SandRidge” or the “Company,” we are describing SandRidge Energy, Inc., a Delaware corporation, and when we refer to the “Board,” we are describing the Company’s Board. We refer to holders of common stock as of April 14, 2025, or the Record Date, as “stockholders.” Proxies are solicited to give all stockholders an opportunity to vote on matters properly presented at the Annual Meeting.
Our Annual Report to Stockholders for the year ended December 31, 2024 (“Annual Report”), including audited financial statements, accompanies this Proxy Statement. The Annual Report to Stockholders is not incorporated by reference into this Proxy Statement or deemed to be a part of the materials used for the solicitation of proxies. This Proxy Statement along with a proxy card and the Annual Report to Stockholders will be mailed to stockholders beginning on or about May 1, 2025.

1

Questions and Answers about the Annual Meeting
Why am I receiving this Proxy Statement?
The Board is soliciting your proxy to vote at our Annual Meeting because you owned shares of our common stock at the close of business on April 14, 2025, or the Record Date, and, therefore, are entitled to vote at the Annual Meeting. At the Annual Meeting, the Company asks you to vote on three proposals:
•	Proposal 1: To elect five directors to serve on our Board until the Company’s annual meeting in 2026;
•	Proposal 2: To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
•	Proposal 3: To approve, through a non-binding, advisory vote, the compensation paid to the Company’s named executive officers (identified herein) during 2024.
How does the Board recommend I vote on the proposals?
The Board unanimously recommends that you vote as follows:
•	FOR the Board’s five nominees for director set forth herein;
•	FOR the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm; and
•	FOR the non-binding advisory proposal regarding the named executive officer’s 2024 compensation.
The Company reminds stockholders that only the most recently dated proxy card voting instructions will be counted and any prior dated proxy card or voting instructions form will be disregarded.
When and where is the meeting?
The Annual Meeting will be held at The Renaissance Oklahoma City Downtown Bricktown Hotel-Warehouse Room (2nd Floor), 100 East Sheridan Avenue, Oklahoma City, Oklahoma 73104, at 1:00 p.m., central time, on June 11, 2025.
Who is soliciting my vote?
The Board, on behalf of the Company, is soliciting your proxy to vote your shares of our common stock on all matters before the Annual Meeting, whether or not you attend in person. By completing, signing, dating and returning the proxy card or voting instruction form, or by submitting your proxy and voting instructions by telephone or via the internet, you are authorizing the persons named as proxies to vote your shares of our common stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Company’s directors, director nominees and certain executive officers and other employees of the Company.
Additionally, the Company has retained HKL & Co., LLC, a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites, if any, listed in this Proxy Statement is part of this Proxy Statement.
Why is the Board making such recommendation?
We describe each proposal and the Board’s reason for its recommendation with respect to each proposal elsewhere in this Proxy Statement.
Who is entitled to vote at the Annual Meeting?
Only stockholders of record as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting. On April 14, 2025, there were 36,687,591 shares of our common stock issued, outstanding and entitled to vote at the Annual Meeting. Each outstanding share of common stock is entitled to one vote, including unvested shares of restricted stock issued to our directors, executive officers and employees.
How do I vote my shares?
The process for voting your shares depends on how your shares are held. Generally, you may hold shares in your name as a “record holder” or in “street name” through a nominee, such as a broker or bank.
If you hold shares in your name as a “record holder,” you can vote either in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting utilizing one of the following methods:
•
By mail: All stockholders of record who received paper copies of our proxy materials can vote by marking, signing, dating, and returning their proxy card. If you are a stockholder of record and received a Notice, you may request a proxy card by following the instructions included in the Notice.

•	By telephone: Please call the number listed on your Notice or proxy card and follow the recorded instructions. You will need the 16-digit control number included on your Notice or proxy card.
•
By Internet: Please visit www.proxyvote.com or, if you received printed copies of your proxy materials, scan the QR code located on your proxy card. You will need the 16-digit control number included on your Notice or proxy card.

•
In Person at the Annual Meeting: Please follow the instructions for attending the Annual Meeting. All votes must be received before the polls close during the Annual Meeting. Voting in person at the Annual Meeting will replace any previous votes.

The telephone and internet voting facilities for the stockholders of record of all shares will close at 11:59 p.m., Eastern Time, on June 10, 2025.

2

If you are a record holder and wish to attend the Annual Meeting and vote in person, you will be given a ballot at the Annual Meeting. Please note that you may vote by proxy prior to June 11, 2025 and still attend the Annual Meeting. Even if you currently plan to attend the Annual Meeting in person, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.
If you vote by Internet or telephone or return your signed proxy card or voting instruction form, your shares will be voted as you indicate. If you do not indicate how your shares are to be voted on a proposal, if you are a holder of record your shares will be voted, with respect to that proposal, in accordance with the voting recommendations of the Board.
If your shares are held in the name of a broker, bank or other nominee (as is the case when you hold shares in a brokerage account), you should receive separate instructions from the record holder of your shares describing how to vote. Please instruct your broker how to vote your shares using the voting instruction form you receive from your broker. Please return your completed proxy card or voting instruction form to your broker and contact the person responsible for your account so that your vote can be counted. If your broker permits you to provide voting instructions by internet or by telephone, you may vote that way as well.
If your shares are held in the name of a broker, bank or other nominee and you want to vote in person, you will need to obtain and bring with you to the Annual Meeting a legal proxy from the record holder of your shares as of the close of business on April 14, 2025, indicating that you were a beneficial owner of shares as of the close of business on such date and further indicating the number of shares that you beneficially owned at that time.
What is a quorum?
A quorum is the presence at the Annual Meeting, in person or represented by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting as of the Record Date. There must be a quorum for the Annual Meeting to be held. If you submit a valid proxy card, vote by telephone or the internet, or attend the Annual Meeting and vote in person, your shares will be counted as present to determine whether there is a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum.
What happens if I do not submit voting instructions for a proposal? What is discretionary voting? What is a broker non-vote?
If you properly complete, sign, date and return a proxy card or voting instruction form, your shares of common stock will be voted as you specify. If you are a stockholder of record and you sign and return a proxy card, but make no specifications on such proxy card, your shares of common stock will be voted in accordance with the recommendations of our Board, as provided above. If you own your shares in “street name” and you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares of common stock for you, your shares of common stock will not be voted with respect to any proposal for which the stockholder of record does not have discretionary authority to vote. If a proposal is determined to be routine, your bank, broker, trustee or other nominee is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-routine, your bank, broker, trustee or other nominee is not permitted to vote on the proposal without receiving voting instructions from you. A “broker non-vote” occurs when a bank, broker, trustee or other nominee holding shares for a beneficial owner returns a valid proxy voting shares as instructed and/or within its discretion on one proposal, but does not vote on another proposal because it does not have discretionary authority to vote on the matter and has not received voting instructions from the stockholder for whom it is holding shares. In such cases, the shares voting on the first proposal, which are not voted on the second proposal, constitute a broker non-vote on the second proposal.
What is the effect of abstentions and broker non-votes?
Abstentions and broker “non-votes” will be counted for purposes of establishing a quorum. Abstentions may be specified on all proposals and, with the exception of the election of a director, will have the same effect as a vote against such proposal.
A broker non-vote occurs when the broker is unable to vote on a proposal because the proposal is not routine and the stockholder who owns the shares in “street name” has not provided any voting instructions to the broker on that matter. NYSE rules determine whether proposals are routine or not routine. If a proposal is routine, a broker holding shares for an owner in street name may vote for the proposal without voting instructions. If a proposal is not routine, the broker may vote on the proposal only if the owner has provided voting instructions. If a broker does not receive voting instructions for a non-routine proposal, the broker will return a proxy card without a vote on that proposal, which is usually referred to as a “broker non-vote.” Neither the election of directors, nor the advisory vote on named executive officer compensation, are considered routine under applicable NYSE rules. Accordingly, broker non-votes on these non-routine matters will be counted for purposes of establishing a quorum, but will not be counted in the tabulations of the votes cast or present at the Annual Meeting and entitled to vote on any of the proposals and, therefore, will have no effect on the outcome of the proposals.
If I have already voted by proxy on the proposals, can I still change my mind?
Yes. If you are a stockholder of record, you can revoke your proxy before it is counted by (1) sending written notice of revocation that is dated later than the date of your proxy to Chief Financial Officer, SandRidge Energy, Inc., 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104 that we receive no later than June 10, 2025, (2) timely delivering or submitting a valid, later-dated proxy that we receive no later than the conclusion of voting at the Annual Meeting, (3) voting again by telephone or through the internet, or (4) if you are present at the Annual Meeting and either vote in person or notify the Chief Financial Officer in writing at the Annual Meeting of your wish to revoke your proxy. Your attendance alone at the Annual Meeting will not be enough to revoke your proxy.
If you own shares of our common stock in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee within the time provided to you by your bank, broker or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy from your bank, broker or other nominee which holds your shares in street name.

3

What vote is required to approve the election of directors?
As described in the Company’s Certificate of Incorporation (the “Charter”), in an uncontested election of directors, each nominee must receive the affirmative vote of a majority of the shares entitled to vote on the election of directions at the Annual Meeting in order to be elected to the Board. In the election of directors, you may either vote “FOR” a nominee, “AGAINST” a nominee or “ABSTAIN” from voting. You may not cumulate your votes in the election of directors. If you “ABSTAIN” from voting with respect to one or more director nominees, your abstention will have the same effect as a vote “AGAINST” such nominee. Brokers do not have discretionary authority to vote on the election of directors. Accordingly, broker non-votes will have no effect on the vote with respect to a nominee.
What vote is required to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm?
A majority of votes cast on the proposal must be cast “FOR” the proposal in order for it to be approved at the Annual Meeting. In voting on the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm, you may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting. Abstentions and broker non-votes shall not be counted as votes cast. For the reasons described herein, the Board unanimously recommends that you vote FOR this proposal.
What vote is required to approve the Advisory Vote on Compensation?
A majority of votes cast on the proposal must be cast “FOR” the non-binding advisory proposal in order for it to be approved at the Annual Meeting. In voting on the Advisory Vote on Compensation, you may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting. Abstentions and broker non-votes shall not be counted as votes cast. For the reasons described herein, the Board unanimously recommends that you vote FOR this proposal.
How many votes do I have?
Stockholders are entitled to one vote per proposal for each share of our common stock owned as of the close of business on the Record Date. All votes will be tabulated by an inspector of election appointed by the Company for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions in accordance with the Delaware General Corporate Law (“DGCL”).
How will my shares of common stock be voted?
The shares of our common stock represented by any proxy card which is properly executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications you make thereon. Where a choice has been specified on the proxy card with respect to the proposal, the shares represented by the proxy card will be voted in accordance with the specifications. If you return a validly executed proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted FOR the election of the five director nominees recommended by the Board (Proposal 1); FOR the ratification of the selection of Grant Thornton as our independent registered public accounting firm (Proposal 2); and FOR the Advisory Vote on 2024 compensation (Proposal 3).
May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?
You may submit proposals for consideration at future stockholder meetings, including director nominations. In order for a stockholder proposal to be considered for inclusion in our proxy statement for next year’s annual meeting, the written proposal must be received by us no later than December 29, 2025, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For a stockholder proposal, including a director nomination, to be considered at next year’s annual meeting but not included in the proxy statement relating to such meeting, the written proposal must be received by us no earlier than March 13, 2026, nor later than the close of business on April 12, 2026. In addition to satisfying the foregoing advance notice requirements under our Bylaws, to comply with the universal proxy rules, stockholders wishing to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 12, 2026. Please see “General Information – Stockholder Proposals and Nominations” for a more detailed discussion of the requirements for submitting a stockholder proposal for consideration at next year’s annual meeting.
What if I do not mark a voting choice for some of the matters listed on my proxy card?
If you return a signed proxy card without indicating your vote, your shares will be voted FOR the election of the five director nominees recommended by the Board (Proposal 1); FOR the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm (Proposal 2); and FOR the Advisory Vote on 2024 compensation (Proposal 3).
Could other matters be decided at the Annual Meeting?
We do not expect any matters to be presented for action at the Annual Meeting other than the matters described in this Proxy Statement. However, by signing, dating and returning a proxy card or submitting your proxy or voting instructions by telephone or via the internet, you will give to the persons named as proxies discretionary voting authority with respect to any matter that may properly come before the Annual Meeting, and of which we did not have notice at least 60 days before the anniversary date of the 2024 Annual Meeting of Stockholders or by April 13, 2025, which is the date specified by the advance notice provisions set forth in our Bylaws, and such persons named as proxies intend to vote on any such other matter in accordance with their best judgment. As of April 13, 2025, we had not received any proposals to discuss for action at the Annual Meeting, and, as a result, only the matters described in this Proxy Statement will be discussed at the Annual Meeting.
What happens if the Annual Meeting is postponed or adjourned?
If the Annual Meeting is postponed or adjourned, your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

4

What do I need for admission to the Annual Meeting?
Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to record and beneficial stockholders as of the Record Date, individuals holding a valid proxy from a record holder, and other persons authorized by the Company. If you are a stockholder of record, your name will be verified against the list of stockholders of record prior to your admittance to the Annual Meeting or any adjournment or postponement thereof. You should be prepared to present photo identification for admission. If you hold your shares in street name, you will need to provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned our stock as of the Record Date, a copy of a voting instruction form provided by your broker, bank or other nominee, or other similar evidence of ownership as of the Record Date, as well as your government-issued photo identification, for admission. If you do not provide government-issued photo identification or comply with the other procedures described above upon request, you will not be admitted to the Annual Meeting or any adjournment or postponement thereof. For security reasons, you and your bags will be subject to search prior to your admittance to the Annual Meeting. We will not be able to admit anyone who refuses to comply with our rules of conduct for the Annual Meeting. These rules provide, among other things, that no cameras, recording equipment, electronic devices, large bags or packages will be permitted at the Annual Meeting. You are encouraged to submit a proxy to have your shares voted regardless of whether or not you plan to attend the Annual Meeting.
Whom should I call if I have questions about the Annual Meeting?
We have retained HKL & Co., LLC to aid in the solicitation of proxies. As consideration for these services, HKL & Co., LLC will be paid a fee estimated to be $35,000 plus reimbursement of customary disbursements and expenses. The Company will pay for the costs of soliciting proxies. If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

HKL & Co., LLC
3 Columbus Circle, 15th Floor
New York, New York 10019
Call Toll-Free (844) 218-8384
Email: SandRidge@hklco.com
THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES, FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND FOR THE ADVISORY VOTE ON 2024 COMPENSATION.
Casting Your Vote
Your vote is important, and we urge you to vote in advance of the Annual Meeting using one of the methods below.

INTERNET www.proxyvote.com	TOLL-FREE CALL FROM THE U.S. OR CANADA 1-800-690-6903	MAIL Sign and date the enclosed proxy card, and return it in the enclosed postage-paid envelope to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

5

Board and Governance Matters
PROPOSAL 1: ELECTION OF DIRECTORS
BOARD NOMINEES
The Nominating and Governance Committee and the Board have determined to nominate Messrs. Firestone, Intrieri, Pranin, Read and Ms. Dunlap to serve on the Board at the Annual Meeting. The Nominating and Governance Committee and the Board believe the nominees possess the qualities desirable in individual directors and contribute to the skills and experiences desired for the Board as a whole. If elected, each nominee would serve a term expiring at the close of our 2026 annual meeting or until his or her successor is duly elected.
John “Jack” Lipinski, who has served as a member of the Board of Directors since June 2018, has notified the Board that he will not stand for re-election at the 2025 Annual Meeting of Stockholders. He will continue to serve as a director until the expiration of his term at the Annual Meeting. This decision was not the result of any disagreement with the Company on any matter relating to its operations, policies, or practices.
The Board expresses its sincere gratitude to Jack for his years of dedicated service and valuable contributions.
Our Board contemplates that each of the nominees will be able to serve if elected. Each of the Board’s nominees has consented to serve as a nominee, to serve as a director if elected and to be named as a nominee in this Proxy Statement. However, if at the time of the Annual Meeting, a nominee becomes unable to serve or for good cause will not serve, the discretionary authority provided in the proxies solicited by the Board may be used to vote for a substitute or substitutes who may be recommended by the Nominating and Governance Committee and whom the Board may propose to replace such nominee. The Board has no reason to believe that any substitute nominee or nominees will be required.
VOTE REQUIRED
Each share of common stock is entitled to one vote for each of the five director seats to be filled at the Annual Meeting and will be given the option of voting “FOR”, “AGAINST” or “ABSTAIN” in respect of each nominee. Cumulative voting is not permitted. It is the intention of the proxy holders named in the enclosed proxy to vote the proxies received by them “FOR” the election of the five Board nominees named herein unless the proxies direct otherwise. If any of the Board nominees should be unable to serve or for good cause will not serve, your proxy will be voted for such substitute nominee(s) as the holders of your proxy, acting in their discretion, may determine.
As described in the Charter, in an uncontested election of directors, each nominee must receive the affirmative vote of a majority of the shares entitled to vote on the election of directions at the Annual Meeting in order to be elected to the Board. In the election of directors, you may either vote “FOR” a nominee, “AGAINST” a nominee or “ABSTAIN” from voting. If you “ABSTAIN” from voting with respect to one or more director nominees, your abstention will have the same effect as a vote “AGAINST” such nominee. Brokers do not have discretionary authority to vote on the election of directors. Accordingly, broker non-votes will have no effect on the vote with respect to a nominee.

6

DIRECTOR BIOGRAPHICAL INFORMATION
At the Annual Meeting, stockholders are being asked to elect Messrs. Firestone, Intrieri, Pranin, Read and Ms. Dunlap. The Board unanimously recommends that stockholders vote FOR each of the nominees named above.

Vincent Intrieri
Age: 68
Director since October 2024

Mr. Intrieri has served as an independent Director and Chairman of the Board since October 2024 and currently serves as a member of the Compensation Committee and the Nominating and Governance Committee. He is the Founder and CEO of VDA Capital Management LLC, a private investment fund founded in 2017. Mr. Intrieri was previously employed by Carl C. Icahn-related entities in various investment-related capacities from 1998 to 2016. From 2008 to 2016, Mr. Intrieri served as Senior Managing Director of Icahn Capital LP, the entity through which Carl C. Icahn manages private investment funds. In addition, from 2004 to 2016, Mr. Intrieri was a Senior Managing Director of Icahn Onshore LP, the general partner of Icahn Partners LP, and Icahn Offshore LP, the general partner of Icahn Partners Master Fund LP, entities through which Mr. Icahn invests in securities. Mr. Intrieri has served as a director of Transocean Ltd. (NYSE: RIG) since 2014 and Hertz Global Holdings, Inc. (NYSE: HTZ) since 2014. Mr. Intrieri has served as a director on the board of International Flavors & Fragrances (NYSE: IFF) since January 2025. Mr. Intrieri previously served as a director of Navistar International Corporation from 2012 until 2021, Energen Corporation from March 2018 until November 2018, Conduent Incorporated from 2017 to 2018, Chesapeake Energy Corporation from 2012 to 2016, CVR Refining, GP, LLC, the general partner of CVR Refining, LP, from 2012 to 2014, Ferrous Resources Limited from 2015 to 2016, Forest Laboratories Inc. from 2013 to 2014, CVR Energy, Inc. from 2012 to 2014, Federal-Mogul Holdings Corporation from 2007 to 2013, Icahn Enterprises L.P. from 2006 to 2012, and was Senior Vice President of Icahn Enterprises L.P. from 2011 to 2012. Mr. Intrieri was also a director of Dynegy Inc. from 2011 to 2012, and Chair and a director of PSC Metals Inc. from 2007 to 2012. He served as a director of Motorola Solutions, Inc. from 2011 to 2012, XO Holdings from 2006 to 2011, National Energy Group, Inc. from 2006 to 2011, American Railcar Industries, Inc. from 2005 to 2011, WestPoint Home LLC from 2005 to 2011, and as Chair and a director of Viskase Companies, Inc. from 2003 to 2011. Ferrous Resources Limited, CVR Refining, CVR Energy, American Railcar Industries, Federal-Mogul, Icahn Enterprises, XO Holdings, National Energy Group, WestPoint Home, Viskase Companies and PSC Metals each are or previously were indirectly controlled by Carl C. Icahn. Mr. Icahn also has or previously had a noncontrolling interest in Dynegy, Hertz, Forest Laboratories, Navistar, Chesapeake Energy, Motorola Solutions and Transocean through the ownership of securities. Mr. Intrieri graduated, with Distinction, from The Pennsylvania State University (Erie Campus) with a B.S. in Accounting in 1984. Mr. Intrieri was a certified public accountant.

QUALIFICATIONS
Mr. Intrieri has significant business and leadership experience in energy, financial accounting and other sectors, and has served as an independent Director to a number of successful energy companies.

Nancy Dunlap
Age: 72
Director Since: October 2022

Ms. Dunlap has served as an independent Director since October 2022 and currently serves as Chair of the Nominating and Governance Committee and as a member of the Audit Committee and Compensation Committee. She has served since 1999 as the private counsel and head/Chairman of the private family office of Jon S. Corzine, former New Jersey Governor and United States Senator. Ms. Dunlap has served as a director of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P., since April 2021. Ms. Dunlap was previously a director of CVR Refining, LP, an independent downstream energy limited partnership, from July 2018 to February 2019. Ms. Dunlap received a Juris Doctor from St. John’s University School of Law and a Bachelor of Arts from the University of Denver.
QUALIFICATIONS Ms. Dunlap’s significant business and leadership experience in the energy, financial and government sectors make her well qualified to serve on the Board.

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Jaffrey “Jay” A. Firestone
Age: 68
Director since: May 2021

Mr. Firestone has served as an independent Director since May 2021 and currently serves as a member of the Compensation Committee and Audit Committee. Mr. Firestone has served as Chairman and Chief Executive Officer at Prodigy Pictures Inc., a producer of film, television and cross-platform media since 2006. Previously, Mr. Firestone established Fireworks Entertainment in 1996 to produce, distribute and finance television programs and feature films. In 1998, Fireworks Entertainment was acquired by CanWest Global Communications Corporation and Mr. Firestone was named chairman and chief executive officer and oversaw the company’s Los Angeles and London based television operations as well as its Los Angeles feature film division, Fireworks Pictures. In addition, Mr. Firestone oversaw the company’s interest in New York based IDP Distribution, an independent distribution and marketing company formed by Fireworks Entertainment in 2000 as a joint venture with Samuel Goldwyn Films and Stratosphere Entertainment. Mr. Firestone has served on the board of directors for the Academy of Canadian Cinema and Television and the Academy of Television Arts and Sciences International Council in Los Angeles. Mr. Firestone has led two initial public offerings. Mr. Firestone has been a director of Enzon Pharmaceuticals, Inc. since June 2022, a director of CVR Energy, Inc. since January 2020 and previously served as a director of Voltari Corporation, a commercial real estate company indirectly controlled by Mr. Icahn. Mr. Firestone obtained a degree in commerce from McMasters University.

QUALIFICATIONS
Mr. Firestone has extensive experience in dealing with financial reporting, which, in addition to his past service on other boards, enables him to advise our board on a range of matters including financial matters.

Grayson Pranin

Age:45

Mr. Pranin currently serves as the Company’s President and Chief Executive Officer since July 2021 and previously served as Chief Operating Officer and in various engineering, operational and leadership roles with SandRidge Energy since December 2011. Prior to then, Mr. Pranin served in various engineering and operating roles for Pioneer Natural Resources from June 2010 to November 2011. Mr. Pranin has served his country as a non-commissioned and commissioned officer in the U.S. Army, Engineering Corps. Mr. Pranin received his Bachelor of Science from the University of Nevada at Reno.

QUALIFICATIONS
Mr. Pranin has significant industry and leadership experience with extensive technical knowledge of oil and gas operations. His tenure at SandRidge provides an in depth understanding of the Company, its operations, and its personnel.

8

Randolph C. Read
Age: 72
Director since: June 2018

Mr. Read has served as an independent Director of our Company since June 2018 and currently serves as Chairman of the Audit Committee, Chairman of the Compensation Committee, and is a member of the Nominating and Governance Committee. Mr. Read has been President and Chief Executive Officer of Nevada Strategic Credit Investments, LLC for more than five years and has been President and Chief Executive Officer of International Capital Markets Group, Inc. for more than five years. Mr. Read has served since November 2018 as an independent manager/director and Chairman of the Board of Managers of New York REIT Liquidating LLC, a successor to New York REIT, Inc., a publicly traded (NYSE) real estate investment trust, where Mr. Read served as an independent director from December 2014 to November 2018, including as Chairman of its Board of Directors from June 2015 to November 2018. Mr. Read has served as an independent Chairman of the Board of Enzon Pharmaceuticals, Inc. since August 2020. Mr. Read previously served as an independent director of Luby’s Inc. from August 2019 to August 2021. Mr. Read has previously served as President of a variety of other companies and has previously served on a number of public and private company boards. Mr. Read is admitted as a Certified Public Accountant and has an M.B.A. in Finance from the Wharton Graduate School of the University of Pennsylvania and a B.S. from Tulane University.

QUALIFICATIONS
Mr. Read’s significant business experience as a director and an executive officer of entities in a variety of industries, as well as capital markets, governance, and operations experience, in addition to his knowledge, financial expertise and leadership qualities and roles, make him well qualified to serve on the Board.

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Director Nomination and Board Composition
At each annual meeting of stockholders, the stockholders will elect a successor to each director, or re-elect each such director, with each successor or re-elected director to serve from the time of election until the next annual meeting following election. Our Bylaws provide that the authorized number of directors may be changed by resolution duly adopted by the Board. Vacancies and newly created directorships may be filled by the affirmative vote of a majority of directors then in office, even if such number is less than a majority of the authorized number of directors.
Our Board currently consists of five directors. The Board has determined to nominate Messrs. Firestone, Intrieri, Pranin, Read, and Ms. Dunlap for election to the Board.
The Nominating and Governance Committee has the responsibility under its charter to recommend nominees for election to the Board. The Nominating and Governance Committee considers candidates recommended from any reasonable source, including by current members of the Board, members of management or stockholders, provided the procedures set forth below are followed by stockholders who want to make recommendations to the committee. At times, the Nominating and Governance Committee may also use an independent, third-party search firm, to assist with ongoing identification and vetting of potential candidates.
Stockholder-Nominated Director Candidates
The Nominating and Governance Committee will consider stockholder recommendations that are received by the Company’s Chief Financial Officer at 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104 by December 31 of the year preceding the meeting for which the nomination is made.
A stockholder recommendation should set forth (i) the name and address of and number of shares of common stock owned by the recommending stockholder, (ii) information relating to the recommended candidate that would be required to be disclosed in a solicitation of proxies for the election of the candidate pursuant to Schedule 14A under the Exchange Act and the rules and regulations promulgated thereunder, (iii) a description of all agreements related to the nomination among the recommending stockholder, recommended candidate or other persons, and (iv) such other information and disclosures required under Section 2.9 of our Bylaws.
In addition to submitting recommendations to the Nominating and Governance Committee, stockholders may nominate director candidates or submit proposals at any annual meeting of stockholders, provided they meet the requirements set forth in our Bylaws. If they wish to have their nominations or proposals included in our proxy statement, they must also comply with the requirements of Schedule 14A under the Exchange Act. See “General Information – Stockholder Proposals and Nominations” below.
Director Qualifications
In evaluating the Board’s composition and in identifying, evaluating and recommending director candidates, the Nominating and Governance Committee considers the Company’s current and future strategic needs. We believe a diverse set of skills and experiences is necessary to bring valuable, unique and complementary perspectives to Board deliberations and the oversight of the Company’s affairs. As part of its ongoing review of the Board’s composition, the Nominating and Governance Committee takes into account various factors, including:
•	Feedback on director attributes and performance collected through Board and Committee assessments;
•	The current and desired skills and experiences necessary to support the Board and its committees;
•	Insights from the Board’s evaluation process and the expertise of existing directors;
•	Changes in the Company’s business strategy and operating environment; and
•	Anticipated director retirements.
In evaluating director candidates, the Nominating and Governance Committee considers, among other factors:
•	The candidate’s business background and relevant experience;
•	Alignment of the candidate’s skills and competencies with the company’s strategic goals and challenges;
•	How the candidate’s expertise, skills, and knowledge complement those of existing Board members;
•	The candidate’s character, judgment, diversity of experience, business acumen, and ability to represent stockholder interests;
•	The candidate’s independence under applicable SEC and NYSE standards; and
•	The candidate’s ability to commit sufficient time and energy to effectively serve as a Board member.
In recommending director candidates, the Nominating and Governance Committee will consider how a candidate’s skills and experience, as well as diversity and other factors complement those of the current Board, but the Committee has not adopted a formal policy with respect to Board diversity.
The Board believes that each of its directors and director nominees understands fully the responsibilities of service as a director and the governance requirements applicable to public companies resulting from the orientation and ongoing education provided by the Company’s counsel and their service on the boards of directors of other public companies and the Company.
The Nominating and Governance Committee, in recommending director candidates, considers diversity based on the extent to which a candidate’s skills and experiences in the areas described above differ from and compliment those of the other members of the Board. A candidate is nominated only if the Nominating and Governance Committee believes the combination of the candidate’s skills and experiences will bring a unique and complementary perspective to Board deliberations and to the oversight of the Company’s affairs.

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Board Size
The Nominating and Governance Committee periodically evaluates whether the Board’s size provides for sufficient capacity and diversity of skills and experience to effectively oversee the Company. Pursuant to the Company’s Bylaws, the Board has discretion to increase or decrease the maximum number of directors who may serve on the Board.
Director Independence
The Board has affirmatively determined that Messrs. Firestone, Intrieri, Read and Ms. Dunlap have no material relationships with the Company. The Board has concluded that Grayson Pranin, is not independent due to his position as President and Chief Executive Officer of the Company (“CEO”). The Board further affirmatively determined that for purposes of the NYSE listing standards, a majority of the directors standing for election at the Annual Meeting are independent. In making these determinations, the Board considered all relevant facts and circumstances that could affect such person’s exercise of independent judgment in carrying out the responsibilities of a director. Please see “– Related Party Transactions” for a more detailed discussion. The Board additionally has determined that all current Audit Committee members meet the independence requirements for Audit Committee members set forth in Rule 10A-3 under the Exchange Act and as set forth in the 303A.02 of the NYSE Listed Company Manual and that all current members of the Compensation Committee meet the independence requirements for compensation committee members set forth in the NYSE Listed Company Manual.
The Board’s Role and Responsibilities

The Board is Fully Accountable to Stockholders

Annual election of directors

Stockholders may demand special meetings at any time with consent of 25% of outstanding shares

Stockholders can amend the Bylaws by a majority of the shares entitled to vote

Directors elected by a majority of the shares entitled to vote in uncontested elections in accordance with the Charter (with a resignation policy in the Bylaws for incumbent director nominees)

Stockholders can remove directors with or without cause by a majority of the shares entitled to vote

Company opted out of Section 203 of the DGCL, the anti-takeover statute

The Board is elected by our stockholders to oversee their interests in the long-term financial and operational health of our business. The Board serves as the ultimate decision-making body, except for those matters reserved to or shared with stockholders. The Board selects and oversees the members of senior management, who are charged by the Board with conducting our business.
Leadership Structure
Our Board is led by Vincent Intrieri, an independent director and Chairperson of the Board (the “Board Chair”). The Board has carefully considered our leadership structure and believes that, at this time, the interests of the Company and its stockholders are best served by having the positions of Board Chair and CEO of the Company filled by different individuals. This allows the CEO to focus on the Company’s day-to-day operations while allowing the Board Chair to lead the Board in providing guidance and oversight to management. We believe that Mr. Intrieri’s extensive leadership experience and financial background across a wide range of industries in both the public and private sector qualifies him for his role as Board Chair. Our Board regularly reviews its leadership structure to assess whether to separate or combine the roles of Board Chair and CEO based on the facts and circumstances relevant to the Company at the time, and the Board retains flexibility to determine the appropriate leadership structure for the Company based on such facts and circumstances. The Board welcomes and takes under consideration any input received from our stockholders regarding the Board’s leadership structure and informs stockholders of any change in the Board’s leadership structure by updates to our corporate website and disclosures in our annual proxy statements and other regulatory filings.
Under the Company’s governance policies, our Board Chair has the authority to call meetings of the directors, including meetings of the Compensation and Nominating & Governance Committee. The Board Chair presides over and establishes the agenda for our Board meetings. Along with other members and committees of the Board, the Board Chair is also tasked to review the annual performance of the Board’s committees as well as areas of key risk to the Company.
The Board believes that management speaks on behalf of the Company. Under the Board’s communications policies, individual directors, including the Board Chair, are not authorized to meet with or otherwise communicate with stockholders, research analysts, vendors, the press or other external constituencies unless (a) such communication is requested by the Board Chair, the CEO, or the full Board, or (b) the communication is necessary for the director to fulfill their responsibilities under the applicable committee charter.
The Board is committed to independent leadership and believes that objective oversight of management performance is a critical aspect of effective corporate governance. In accordance with the NYSE listing standards, a majority of the members of our Board are independent, and only independent directors serve on the Audit Committee, the Compensation Committee, and the Nominating & Governance Committee, each of which is supported by an appropriate charter and may hold executive sessions without management present. Additionally, each member of the Board has access to the Company’s books, records and reports, and members of management are available at all times to answer their questions.

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The Nominating & Governance Committee, which consists entirely of independent directors, also periodically examines our Board’s leadership structure, as well as other governance practices, and conducts an annual assessment of the Board’s and each committee’s effectiveness. The Nominating & Governance Committee has determined that the present leadership structure is effective and appropriate.
As a result of its committee system and composition of a majority of independent directors, the Board believes it maintains effective oversight of our business operations, including independent oversight of our financial statements, executive compensation, selection of director candidates and corporate governance programs, and Board evaluation. We believe that the leadership structure of the Board, including the independent committees of the Board, is appropriate and enhances the Board’s ability to effectively carry out its roles and responsibilities on behalf of our stockholders. Further, we believe that Mr. Pranin’s role as CEO and director, combined with Mr. Intrieri’s role as an independent Board Chair, results in effective and robust governance, creating strong accountability while enhancing our ability to communicate our message and strategy clearly and consistently to stockholders.
Board’s and Audit Committee’s Role in Risk Oversight
One of the key functions of the Board is to oversee our risk management process. The Board’s oversight of the material risks faced by the Company occurs directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight.
In particular, the Board and the Audit Committee are generally responsible for overseeing management of the various operational, financial, accounting, legal and human resources-related risks faced by the Company. The Board and/or the Audit Committee fulfills this responsibility by requesting and reviewing reports and presentations from management regarding its business strategies, financial and operating forecasts, and specific risks, including, among other things: risks with respect to oil and natural gas exploration and production; the volatility of oil, natural gas and natural gas liquid (“NGL”) prices; reserve engineering; the maintenance of oil and natural gas leases; the concentration of the Company’s operations and assets; environmental, health, safety and regulatory matters; information technology; cybersecurity; insurance coverage; physical security of assets; the creditworthiness of counterparties; the Company’s liquidity status with respect to applicable financial covenants; public disclosures; litigation and governance matters; and compensation-related risks. For more information on the Board’s management of risk related to cybersecurity, please see our disclosures under Item 1C. Cybersecurity of our Annual Report. The Board and/or the Audit Committee also periodically reviews the Company’s derivative trading strategy, which is intended to mitigate risks associated with changes in commodities prices. In addition, the Audit Committee oversees the implementation and effectiveness of the Company’s compliance program, and reviews specific financial and legal matters as requested by the full Board from time to time. The senior executives periodically report to the Audit Committee and the Board on other operational, financial, legal, and human resources-related risks as they may arise from time to time.
Further, the Compensation Committee assesses and monitors whether any of our compensation policies and programs create risks or encourage conduct that would be reasonably likely to have a material adverse effect on the company. The Nominating & Governance Committee is additionally responsible for identifying risks associated with, and, as needed, implementing risk management plans and policies for, leadership succession, with approval from the Board. The Board and its committees further oversee additional risks including, as appropriate and without limitation, business, industry, economic, safety, cybersecurity, and environmental, social and governance (“ESG”) risks.
The Board, or the appropriate committee, assesses existing and significant emerging risks on an ongoing basis as they arise. While the Board applies similar oversight standards to all material risks facing the company, focusing more frequently on the areas that represent more immediate risks, individual risks generally differ in duration and severity, and timeframes required for effective mitigation may vary greatly or change over time as risk environments evolve. Thus, the Board may adjust its oversight strategy on a case-by-case basis, as appropriate.
We believe that our approach to risk oversight, as described above, optimizes our ability to assess relationships among the various risks, make informed cost-benefit decisions, and approach emerging risks in a proactive manner for the Company. We also believe that our risk oversight structure complements our current Board leadership structure, as it allows our non-management directors, through its three fully independent Board committees, as well as Mr. Intrieri as independent Board Chair, to exercise effective oversight of the actions of management in identifying risks and implementing effective risk management policies and controls.

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Committees of the Board of Directors
The Board has an Audit Committee, a Nominating and Governance Committee and a Compensation Committee. Members of each committee are elected by the Board and serve until their successors are elected and qualified. The charters of the Audit Committee, Nominating and Governance Committee and Compensation Committee can be found in the corporate governance section of our website at http://www.sandridgeenergy.com.

Audit Committee	CURRENT MEMBERS (ALL INDEPENDENT)

The Audit Committee oversees and reports to the Board on various auditing and accounting-related matters, including:
•
the maintenance of the integrity of our financial statements, reporting process and systems, internal accounting and financial controls
•
the evaluation, compensation and retention of our independent registered public accounting firm
•
the performance of internal audit; legal and regulatory compliance, including our disclosure controls and procedures
•
oversight over our risk management and cybersecurity policies and procedures
Each member of the Audit Committee has been determined by our Board to be an “audit committee financial expert” as defined under the rules of the SEC and to satisfy the independence requirements of Audit Committee members required by the NYSE Listed Company Manual.
Chairman: Randolph C. Read Members: Nancy Dunlap Jaffrey Firestone John J. Lipinski MEETINGS IN 2024: 12

Nominating and Governance Committee	CURRENT MEMBERS (ALL INDEPENDENT)

The Nominating and Governance Committee advises the Board and makes recommendations regarding appropriate corporate governance practices. Pursuant to its charter, the Nominating and Governance Committee:
•
advises the Board and makes recommendations regarding appropriate corporate governance practices and assists the Board in implementing those practices
•
guides the evaluation of the Board and its committees
•
assists the Board with the identification and nomination of individuals qualified to become members of the Board
•
develops and maintains a succession plan for our President and CEO
•
assists the Board in ensuring proper attention and effective response to stockholder concerns regarding corporate governance
•
assess the potential impact of service on another public company board by a director relating to the director’s time and availability, potential conflict of interest issues and his or her status as an independent director
•
assesses conflicts of Board members
•
reviews and evaluates committee structures
Chairman: Nancy Dunlap Members: Vincent Intrieri John J. Lipinski Randolph C. Read MEETINGS IN 2024: 4

Compensation Committee	CURRENT MEMBERS (ALL INDEPENDENT)

The Compensation Committee oversees compensation for our executive officers and our incentive compensation and benefit plans. Pursuant to its charter, the Compensation Committee:
•
reviews, modifies (if necessary), approves, and recommends for Board approval, the compensation program and corporate goals relevant to compensation of the CEO and other senior management
•
reviews, modifies (if necessary) and approves, the compensation program and corporate goals relevant to compensation of other members of senior management
•
evaluates the performance of the Company’s CEO and, in consultation with the CEO, the Company’s other executive officers and other members of the Company’s senior management in light of those goals and objectives
•
administers and oversees the enforcement of the Company’s clawback policy to recover incentive compensation that was erroneously paid in the event of a financial restatement or misconduct
Each member of the Compensation Committee has been determined by our Board to satisfy the independence requirements of Compensation Committee members required by the NYSE Listed Company Manual.
Chairman: Randolph C. Read Members: Nancy Dunlap Jaffrey Firestone Vincent Intrieri MEETINGS IN 2024: 6

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Director Attendance at Meetings of the Board of Directors and Stockholder Meetings
The Board held 17 meetings in 2024 and each of the incumbent directors attended at least 75% of the meetings of the Board and the respective committees on which he or she served during his or her time of service. During 2024, our independent directors met in an executive session, as necessary, at regularly scheduled Board meetings. Our Chairman of the Board presided at each such meeting.
Subject to the Board’s policies on communications, the Board encourages interaction with stockholders and recognizes that annual meetings of the stockholders provide a venue where stockholders can access and interact with our directors. Accordingly, while we do not have a policy requiring our directors to attend annual meetings of the stockholders, each member of the Board is encouraged to attend the meetings. Ms. Dunlap, and Messrs. Firestone, Frates, Lipinski, and Read, who constituted all of the members of the board at that time, attended the 2024 annual meeting of stockholders. Mr. Read attended the 2024 annual meeting of stockholders in person.
Annual Evaluation Process
Each year, directors complete written assessments of Board and Committee performance and the Company’s counsel summarizes the directors’ assessments for discussion regarding director performance, Board dynamics, and the effectiveness of the Board and its committees. The Chairman of the Nominating and Governance Committee and the Chairman of the Board are also responsible for overseeing each committee’s annual evaluation of its charter and recommending revisions as necessary.
Board Processes and Policies
Corporate Governance Guidelines, Code of Business Conduct and Ethics and Financial Code of Ethics
Our Board has adopted corporate governance guidelines that define those governance practices of the Board that are not included in our Bylaws. Our Board has also adopted a Code of Business Conduct and Ethics, which contains general guidelines for conducting our business and applies to all of our officers, directors and employees, and a Financial Code of Ethics that applies to our CEO, CFO, principal accounting officer, and other senior financial officers. Our corporate governance guidelines and codes can be found in the corporate governance section of our website at http://www.sandridgeenergy.com.
Communications with Directors
Any stockholder or other interested party who desires to communicate with the Board, individual directors or committees of the Board may do so at any time by submitting his or her comments, questions or concerns, in writing by mail addressed to our Chief Financial Officer at 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104. A stockholder or other interested party should clearly indicate on the envelope the director or directors who are the intended recipients of the communication. All such communications received by the Chief Financial Officer will be forwarded to the director designated on the envelope. The Chief Financial Officer will not filter out any such communications except for communications related to solicitation for products or services and items of a personal nature that are not relevant to a person’s status as a stockholder. All communications designated for the Board will be forwarded to the Chairman of the Board. All communications designated for a particular committee of the Board will be forwarded to the chairman of that committee.
To report any issues relating to our accounting, accounting controls, financial reporting or other practices, employees, stockholders and other interested parties may call the confidential hotline at 1-866-206-2720. All calls will remain anonymous.
These policies and procedures are not intended to alter or amend the requirements a stockholder must satisfy in order to (1) present a stockholder proposal at a meeting of stockholders, (2) nominate a candidate for the Board, (3) recommend a candidate for the Board for consideration by the Nominating and Governance Committee or (4) have the stockholder’s proposal or nomination included in our proxy statement in accordance with Rule 14a-8 or Rule 14a-19 of the Exchange Act, all of which are described elsewhere in this Proxy Statement.
Related Party Transactions
We maintain a written policy that requires any related party transaction (as defined below) to be reviewed and approved by the disinterested members of our Audit Committee. A related party transaction is a transaction, proposed transaction, or series of similar transactions, in which (a) we are a participant, (b) the aggregate annual amount involved exceeds $120,000 and (c) a related person (as defined below) has or will have a direct or indirect material interest. A related person is (i) any person who is, or at any time since the beginning of our last fiscal year was, a director, executive officer, or nominee to become a director, (ii) a person known to be the 5% beneficial owner of any class of our voting securities, (iii) an immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer, nominee for director or more than 5% beneficial owner, and (iv) any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee for director or more than 5% beneficial owner. The written policy includes factors to be considered by the disinterested members of our Board when determining whether to approve a proposed related party transaction. Factors to be considered include the terms of the transaction with the related party, availability of comparable products or services from unrelated third parties, terms available from unrelated third parties and benefits provided to us by the transaction.

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Compensation Committee Interlocks and Insider Participation
During 2024, the Compensation Committee consisted of Messrs. Read, Firestone, Intrieri and Ms. Dunlap. Effective October 1, 2024, Mr. Intrieri replaced Mr. Frates as a member of the Compensation Committee. During 2024, no individual serving on the Compensation Committee was serving as an employee of the Company. None of our executive officers serves as a member of the compensation committee of any entity where one or more members of our Board serves as an executive officer.
Director Compensation
For the 2024-2025 period, aggregate non-employee compensation payable to the Chairman of the Board was $225,000, and aggregate compensation payable to other non-employee directors was $175,000, of which $150,000 is paid out in Company stock, excluding in all cases additional retainers paid for service on committees. This was consistent with the 2023-2024 period.
The following table sets forth the total compensation earned by our non-employee directors for the fiscal year ended December 31, 2024.

Name	Fees Earned or Paid in Cash	Stock Awards(a)	All Other Compensation(b)	Total
Nancy Dunlap	$52,500	$150,001	$2,472	$204,973
Jaffrey “Jay” Firestone	$42,500	$150,001	$2,472	$194,973
Jonathan Frates(c)	$65,625	$150,001	$1,236	$216,862
Vincent Intrieri(d)	$43,750	$104,383	$939	$149,072
John “Jack” Lipinski	$40,000	$150,001	$2,472	$192,473
Randolph C. Read	$65,000	$150,001	$2,472	$217,473

(a)
Reflects aggregate grant date fair value of the shares of restricted stock granted to non-employee directors on June 12, 2024 and October 1, 2024 for Mr. Intrieri, which vest on the earlier of the first anniversary of the grant date or the day immediately preceding the Company’s next annual meeting of stockholders. The grant date fair value is calculated in accordance with Financial Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, Compensation-Stock Compensation. These amounts do not necessarily correspond to the actual value that will be recognized by our non-employee directors. The assumptions used by the Company in calculating the amounts related to restricted stock are incorporated by reference to Note 15 of the consolidated financial statements included in the Annual Report. As of December 31, 2024, Messrs. Firestone, Lipinski, and Read and Ms. Dunlap each held 11,236 unvested shares of restricted stock, and Mr. Intrieri held 8,535 share of unvested restricted stock.

(b)
Represents the dollar value of dividends accrued on stock awards granted in 2024 to each of our non-employee directors, except in the case of Jonathan Frates whose shares vested upon his resignation from the Board.

(c)	Mr. Frates resigned from the Board on October 1, 2024. Upon his resignation, the Board approved vesting of all Mr. Frates’s unvested stock awards.
(d)	Mr. Intrieri joined the Board as a director and chairman on October 1, 2024.
Non-Executive Director Compensation Policies
Our current non-employee director compensation structure consists of the following elements:
•	Annual Cash Retainer
•	Non-Executive Chairman, Committee Chair and Committee Member Retainers
•	Annual Equity Retainer
Information about our former and current non-employee director compensation structure is described in more detail below. Non-employee directors receive reimbursement for expenses related to attending meetings of the Board and its committees. In 2024, directors received negligible reimbursements as all meetings could be attended virtually.
Annual Cash Retainer and Non-Executive Chairman, Committee Chair and Committee Member Retainers
For the 2024-2025 period, the compensation payable to non-executive directors included (a) an aggregate annual cash retainer of $25,000, paid in quarterly installments, and (b) an additional annual cash retainer, paid in quarterly installments, equal to $50,000 for service as non-executive chairman, $20,000 for service as audit committee chair, $15,000 for service as compensation committee chair, $10,000 for service as nominating and governance committee chair, $10,000 for service as a member of the audit committee, $7,500 for service as a member of the compensation committee, and $5,000 for service as a member of the nominating and governance committee.
Annual Equity Retainer
In addition to a cash retainer, each non-employee director receives a portion of such non-employee director’s annual compensation for Board services in the form of equity compensation, which is paid in the form of an annual grant of restricted stock granted under our 2016 Omnibus Incentive Plan (Amended and Restated as of August 8, 2018) (the “Omnibus Incentive Plan”). Shares of restricted stock are granted to non-employee directors in connection with the applicable year’s annual meeting of stockholders. Non-employee directors were granted restricted stock directly following the 2024 annual meeting of stockholders of up to $150,000 (the

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aggregate approximate grant date fair value under the 2024-2025 period, non-employee director compensation program, rounded up to the nearest whole share). Shares of restricted stock granted to non-employee directors in connection with the 2024-2025 director compensation program vest on the earlier of the first anniversary of the grant date or the day immediately preceding the Company’s next annual meeting of stockholders.
Stock Ownership Guidelines
We have a practice of having stock ownership guidelines for non-employee directors. Our non-employee directors have five years from the date of appointment or election to a role that is subject to the stock ownership guidelines to comply with the guidelines. Until our directors and executive officers comply with these guidelines, our non-employee directors are required to hold 60% of net shares issued. See “Executive Compensation – Other Executive Compensation Matters – Stock Ownership Guidelines” below for additional information.
Indemnification
We have entered into an indemnification agreement with each of our directors and executive officers (each an “indemnitee”), which is intended to permit indemnification to the fullest extent now or hereafter permitted by the DGCL. It is possible that the applicable law could change the degree to which indemnification is expressly permitted.
Each indemnification agreement covers expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement incurred by an indemnitee when, in his or her capacity as a director or officer, the indemnitee is made or threatened to be made a party to any suit or proceeding. Each indemnification agreement generally covers claims relating to the fact that the indemnitee is or was an officer, director, employee or agent of ours or any of our affiliates, or is or was serving at our request in such a position for another entity. Each indemnification agreement also obligates us to promptly advance all reasonable expenses incurred in connection with any claim. The indemnitee is, in turn, obligated to reimburse us for all amounts so advanced if it is later determined that the indemnitee is not entitled to indemnification. The indemnification provided under the indemnification agreements is not exclusive of any other indemnity rights of an indemnitee; however, double recovery by an indemnitee is prohibited. We are not obligated to indemnify the indemnitee with respect to claims brought by the indemnitee against the Company, except for:
•	claims regarding the indemnitee’s rights under the indemnification agreement;
•	claims to enforce a right to indemnification under any statute or law; and
•	counter-claims against us in a proceeding brought by us against the indemnitee; or
•	claims approved by a majority of our Board.
We have also agreed to obtain and maintain director and officer liability insurance for the benefit of each of our directors and executive officers. These policies include coverage for losses for wrongful acts and omissions and to ensure our performance under the indemnification agreements. Each of our directors and executive officers is named as an insured under the policies and provided with the same rights and benefits as the most favorably insured of our directors and officers.
Audit Matters
PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has directed the Company to submit the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the year ending December 31, 2025, for ratification by the stockholders at the Annual Meeting. Neither the Company’s Bylaws nor other governing documents nor applicable law require stockholder ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2023, the Audit Committee appointed Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, effective April 24, 2023 and, on the same date, the Audit Committee dismissed Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm to be effective on the later of May 6, 2023 and the date of the filing of the Company’s periodic report on Form 10-Q for the period ended March 31, 2023. During the fiscal year December 31, 2022, and through April 24, 2023, neither the Company nor anyone acting on its behalf consulted with Grant Thornton on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.
The reports of Grant Thornton on the financial statements for the fiscal years ended December 31, 2023 and December 31, 2024, contained no adverse opinions or disclaimers of opinions and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2023 and December 31, 2024, there were (i) no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or

16

auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference to the subject matter of the disagreement in Grant Thornton’s reports on the Company’s consolidated financial statements for such year, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
A representative of Grant Thornton is expected to attend the Annual Meeting and will have the opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate stockholder questions.
VOTE REQUIRED
A majority of votes cast on the proposal must be cast “FOR” the non-binding proposal in order for it to be approved at the Annual Meeting. In voting on the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm, you may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting. Abstentions and broker non-votes shall not be counted as votes cast.
The Board unanimously recommends that you vote “FOR” the ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
Independent Registered Public Accounting Firm’s Fees
On April 24, 2023, the Audit Committee appointed Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and on the same date dismissed Moss Adams as the Company’s registered independent public accounting firm. At the 2024 Annual Meeting, the stockholders ratified the appointment of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
As a result, the fees described below relate to fees paid by the Company to (i) Moss Adams for its audit services rendered during the first fiscal quarter of 2023 and (ii) Grant Thornton for its audit services rendered for fiscal years 2023 and 2024. Any consent fees charged to the Company are excluded from the summary below.

	2024	2023
	(in thousands)
Audit Fees	$836	$650
Audit-Related Fees	$49	$19
Total	$885	$669

Audit Fees. Audit fees consist primarily of fees billed for professional services rendered for the audit of our annual financial statements and review of the financial statements included in each of our quarterly reports on Form 10-Q. The 2024 costs reflect additional audit work required in association with the Company’s asset acquisition in the Cherokee Play of the Mid-Continent.
The Audit Committee is responsible for approving, in advance, any services to be performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority for these services to one or more members, whose decisions shall be presented to the full Audit Committee at its scheduled meetings. Each of these services must receive specific pre-approval by the Audit Committee or its delegate unless the Audit Committee has provided general pre-approval for such category of services in accordance with policies and procedures that comply with applicable laws and regulations. All of the services described above under audit fees, audit-related fees and all other fees for 2024 and 2023 were pre-approved by the Audit Committee.
Report of the Audit Committee
The following is the report of the Audit Committee for the year ended December 31, 2024.
The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.
As of December 31, 2024, the Audit Committee was composed of four directors, each of whom has been determined to be independent in accordance with the requirements of the rules and regulations of the SEC promulgated under the Exchange Act and the NYSE. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation of the financial statements and the establishment and maintenance of the system of internal controls. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.
In performing its duties, the Audit Committee has:
•
reviewed and discussed with the Company’s management and Grant Thornton, the Company’s independent registered public accounting firm as of December 31, 2023, the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023;

•
reviewed and discussed with the Company’s management and Grant Thornton, the Company’s independent registered public accounting firm as of December 31, 2024, the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024;

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•
reviewed with the Company’s management internal control over financial reporting in accordance with the standards of the PCAOB, which review included a discussion of the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;

•	reviewed with Grant Thornton its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and other matters;
•	discussed with Grant Thornton the overall scope and plans for its audit;
•	discussed with Grant Thornton the results of its audit and the overall quality of the Company’s financial reporting via teleconference; and
•	discussed with the Company’s independent reservoir engineering consultants the Company’s process for determining oil and gas reserves and such results via teleconference.
During the Audit Committee’s review of the audited financial statements, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles (“GAAP”) and reviewed significant accounting and disclosure issues with the Audit Committee. With respect to its review of the Company’s internal control over financial reporting, the Audit Committee noted that management advised that the Company was in compliance with Section 404 of the Sarbanes-Oxley Act of 2002.
The Audit Committee discussed with Grant Thornton the matters required to be discussed pursuant to the applicable PCAOB Auditing Standards. The Audit Committee has received and reviewed the written disclosures and the letter from Grant Thornton required by the PCAOB regarding Grant Thornton’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton its independence. The Audit Committee determined that the non-audit services provided to the Company by Grant Thornton are compatible with maintaining Grant Thornton’s independence.
Based on the review and discussion referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Annual Report filed with the SEC.
This report is submitted on behalf of the Audit Committee.
Randolph C. Read, Chairman
Nancy Dunlap
Jaffrey Firestone
John J. Lipinski

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Executive Officers
Set forth below is information regarding each of our executive officers as of April 14, 2025:

Name	Age
Grayson Pranin	45	President, Chief Executive Officer
Jonathan Frates	42	Executive Vice President, Chief Financial Officer
Dean Parrish	37	Senior Vice President, Chief Operating Officer
Brandon Brown	47	Senior Vice President, Chief Accounting Officer

Grayson Pranin. Mr. Pranin was appointed as the Company’s President and Chief Executive Officer effective July 16, 2021. Mr. Pranin previously served as Senior Vice President and Chief Operating Officer from March 2021 until July 2024, and has held various engineering, operational and leadership roles at the Company since December 2011. Prior to joining SandRidge, Mr. Pranin worked in various engineering and operating roles for Pioneer Natural Resources from June 2010 to November 2011. Mr. Pranin has served his country as a non-commissioned and commissioned officer in the U.S. Army Engineering Corps. Mr. Pranin received his Bachelor of Science from the University of Nevada at Reno.
Jonathan Frates. Mr. Frates was appointed as the Company’s Executive Vice President and Chief Financial Officer, effective as of October 21, 2024. Mr. Frates has served most recently as Investment Director of Vision One Management Partners, a Miami-based investment manager from July 2022 through September 2024. Prior to Vision One, Mr. Frates served as Managing Director and Head of Family Office of Daughters Capital Corp., a single-family office from July 2021 through June 2022, and as Managing Director of Icahn Enterprises L.P., a diversified holding company engaged in a variety of businesses, from November 2015 through July 2021. Prior to Icahn Enterprises, Mr. Frates held roles at First Acceptance Corp., Diamond A Ford Corp., and Wachovia Securities LLC. Mr. Frates previously served as Chairman of the Board of Directors of the Company from June 2018 until September 2024. Mr. Frates also served as a director of Herc Holdings, Inc. from August 2019 until May 2022, VIVUS, Inc. from December 2020 until July 2021, Viskase Companies, Inc. from March 2016 until July 2021, American Railcar Industries, Inc. from March 2016 until December 2018, CVR Refining, LP from April 2016 until January 2019, Ferrous Resources Ltd. from December 2016 until July 2019, CVR Partners from April 2016 until July 2021, and CVR Energy, Inc. from March 2016 until July 2021. Mr. Frates received a BBA from Southern Methodist University and an MBA from Columbia Business School.
Dean Parrish. Mr. Parrish was appointed as the Company’s Senior Vice President and Chief Operating Officer, effective as of April 1, 2024. Mr. Parrish has worked at the Company since January 2012 starting as a Senior Production Engineer until 2015. Mr. Parrish served as the Company’s Operating Manager in February 2020 and became the Vice President of Operations in March 2021. On March 13, 2022, Mr. Parrish was promoted to Senior Vice President, Operations. Prior to joining the Company in January 2012, Mr. Parrish was employed at EXCO Resources, Inc. as a Production Engineer. Mr. Parrish earned his Bachelor of Science in Petroleum Engineering from the University of Oklahoma.
Brandon Brown. Mr. Brown was appointed as the Company’s Senior Vice President and Chief Accounting Officer, effective as of October 21, 2024. Mr. Brown served as the Company’s Chief Financial Officer from September 2023 to October 2024, Vice President of Accounting from March 2023 to September 2023 and Corporate Controller from June 2020 to March 2023. Prior to joining the Company in June 2020, Mr. Brown was employed at Black Stone Minerals, L.P. as the Assistant Controller and Financial Reporting Manager from August 2016 to February 2020. Mr. Brown served as the Assistant Controller and held various other accounting and financial reporting roles at Goodrich Petroleum Corporation from August 2011 to August 2016. Prior to joining Goodrich Petroleum Corporation, Mr. Brown was employed as an external auditor at HEIN & Associates LLP and Ernst & Young LLP. Mr. Brown earned his Bachelor of Science in Accounting from Southern University and A&M College and is a Certified Public Accountant.

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Executive Compensation
PROPOSAL 3: NON-BINDING ADVISORY VOTE ON 2024 COMPENSATION
Schedule 14A of the Securities Exchange Act requires a public company, such as SandRidge, to permit its stockholders to cast a non-binding, advisory vote on the previous year’s executive compensation paid to named executive officers (“NEO”), as disclosed pursuant to the SEC’s executive compensation disclosure rules. Accordingly, the Company is providing stockholders the opportunity to cast a non-binding advisory vote at the Annual Meeting on the compensation of the Company’s named executive officers through the following resolution.
VOTE REQUIRED
A majority of votes cast on the proposal must be cast “FOR” the non-binding advisory proposal in order for it to be approved at the Annual Meeting. In voting on the Advisory Vote on Compensation, you may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting. Abstentions and broker non-votes shall not be counted as votes cast.
The Board unanimously recommends that you vote FOR this proposal.
Compensation Discussion & Analysis
In this section, we describe the executive compensation philosophy, objectives, and program components in place during 2024 for the Company’s 2024 named executive officers.
Detailed information regarding the 2024 compensation earned by the named executive officers is set forth in the Summary Compensation Table and other compensation tables contained in this Proxy Statement beginning on page 30.
2024 NAMED EXECUTIVE OFFICERS
Our named executive officers for 2024 included the following individuals:

Name(a)	Position(b)
Grayson Pranin	President, Chief Executive Officer
Jonathan Frates	Executive Vice President, Chief Financial Officer
Dean Parrish	Senior Vice President, Chief Operating Officer
Brandon Brown	Senior Vice President, Chief Accounting Officer

(a)	Messrs. Pranin, Brown, Parrish, and Frates are named executive officers for all or part of 2024. The Company had no other executive officers in 2024.
(b)
On April 3, 2024, the Company announced that the Board appointed Dean Parrish to serve as Senior Vice President and Chief Operating Officer, effective April 1, 2024. On October 1, 2024, the Company announced that the Board appointed Jonathan Frates to serve as the Company’s Executive Vice President and Chief Financial Officer, effective October 21, 2024.

We present our Compensation Discussion and Analysis in the following sections:
1.
Executive Summary. In this section, we lead with a message from the Compensation Committee, which is followed by a summary of the results of advisory votes on compensation and use of stockholder feedback.
Pg. 21
2. Executive Compensation and Governance Principles. In this section, we describe the Company’s 2024 executive compensation strategy and objectives.	Pg. 21
3. Key 2024 Compensation Program Elements. In this section, we summarize the material elements of the 2024 compensation program for named executive officers.	Pg. 22
4. 2024 Executive Compensation. In this section, we expand upon the material elements of the 2024 compensation program for our named executive officers.	Pg. 23
5. Process for Determining 2024 Executive Compensation. In this section, we describe the process for arriving at 2024 compensation decisions.	Pg. 28
6.
Other Executive Compensation Matters. In this section, we provide an overview of policies related to compensation clawbacks, minimum stock ownership, and the prohibition on hedging and pledging transactions, and we discuss the relationship between our executive compensation program and risk and the tax treatment of executive compensation.
Pg. 28

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Executive Summary
Compensation Committee Message and Report
The following is the report of the Compensation Committee for the year ended December 31, 2024. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.
Fiscal year 2024 represented a refinement and continuation of the Compensation Committee’s ongoing commitment to aligning our compensation practices and incentives with maximizing stockholder value, reflecting a continued focus on cost discipline, while retaining key managerial, technical, and operational personnel. The Company continued to support its stated goals by employing performance-based metrics in our bonus plans designed to place more weight on measures in which management had greater control. Demonstrating the effectiveness of our Compensation Committee’s approach, we maintained low corporate overhead expenses, despite meaningful capital projects and operational activity for the year.
The Company continues to evaluate its processes and programs in addition to total general and administrative expenses with an eye toward enhancing stockholder value. In 2025, we plan to implement further refinements to our incentive programs to ensure they are based on well-defined, performance-based metrics and scorecards that align compensation with performance and stockholder value to the best of our ability. Further, we plan to perform regular investor outreach. In this regard, we welcome your feedback.
By the members of the Compensation Committee of the Board:
Randolph C. Read, Chairman
Nancy Dunlap
Jaffrey Firestone
Vincent J. Intrieri
ADVISORY VOTE ON COMPENSATION AND USE OF STOCKHOLDER FEEDBACK
At the 2022-2024 Annual Meetings, approximately 97% of the votes cast on average were voted FOR our Advisory Vote to Ratify Named Executive Officers’ Compensation (“Say on Pay”). This represents continued support from shareholders of the Company’s executive compensation policies, and our focus on pay for performance and incentive-based compensation. As a result of the 2024 vote, the Company determined to continue its pay philosophy and practices.
Both the Compensation Committee and the full Board value the input and feedback received from our stockholders, and we view stockholder outreach efforts as important. Subject to the Board’s policies on communications, the Board welcomes stockholder input on the Company’s business strategies, governance and executive compensation. We believe this helps ensure that the issues that matter most to our stockholders are understood and considered by management and the Board.
Our Executive Compensation and Governance Principles
The Company’s compensation programs are designed to attract, motivate and retain high performing individuals by paying competitive compensation aligned with stockholder interests. Total compensation packages include base salaries, incentives and benefits, and promotes executive and stockholder alignment by ensuring a mix of time-based and variable, performance-based compensation based on strategic, financial and operational goals. The Board and the Compensation Committee, as applicable, base individual compensation decisions on individual and Company performance, time in role, scope of responsibility, and leadership skills and experience.

21

Key 2024 Executive Compensation Program Elements
During 2024, executives were provided with a mix of compensation featuring short- and long-term pay periods, fixed and variable payment amounts tied to performance, and cash and equity-based consideration. Retirement programs and other forms of compensation are not detailed in our key compensation programs (additional information about these programs can be found on page 28).

Variable
Fixed
Long-Term Incentive Program
	Base Salary	Annual Incentive Program	Performance Share Units (PSUs): 33.3% weighting	Restricted Stock Units (RSUs): 66.6% weighting
What?	Cash		Stock
When?	Annual	Annual(a)	1-year performance period	Three tranches vesting over a 3-year period
How? Measures, Weightings, & Payouts	Market conditions, as well as individual performance, scope of responsibility, analysis of individual’s compensation, and business performance
Multi-metric performance scorecard consisting of: financial and operational metrics (10% health, safety & environmental goals, 15% Total CAPEX, 10% return on CAPEX, 10% base oil production, 15% total base production, 25% lease operating expenses, and 15% adjusted general and administrative expenses)
+
Individual Performance Rating
			Three annual target ranges of the following performance metrics: Adjusted General & Administrative Expense, Lease Operating Expenses, and Total Production AND Capital Expenditures	Value delivered through long-term stock price performance upon vesting
Why?	Attract and retain talent	Motivate executives by linking variable cash compensation to key annual performance goals tied to business performance	Rewards sustainable performance that delivers long-term value to stockholders, drives ownership mentality and aligns the interests of executives with those of stockholders	Promotes retention of key talent, drives ownership mentality and reinforces the link between the interests of executives and those of stockholders
For More Detail	page 23	page 23	page 26
(a)	Key performance indicators were updated to account for the Company’s acquisition in the Cherokee Shale play which closed on August 30, 2024.

22

2024 Executive Compensation
BASE SALARY
The purpose of base salary is to provide a fixed level of cash compensation for performing day-to-day responsibilities. The objective of the base salary component of our compensation program is to provide a competitive, fixed rate of cash compensation to attract and retain talent. Base salaries are reviewed annually as part of our performance review process as well as upon a promotion or other material change in job responsibility. Merit-based increases to salaries of senior management, including our named executive officers besides the CEO, are based on the Compensation Committee’s evaluation of the individual’s performance in consultation with our CEO. The Compensation Committee evaluates our CEO’s performance and approves and recommends any merit-based increases to the CEO’s base salary to independent members of the Board for their approval.
In reviewing base salaries of our executives, the Compensation Committee considers, among other things, the scope of, and any changes to, the named executive officer’s individual responsibility, analysis of the executive’s compensation (both individually and relative to other named executive officers of the Company), recommendations from the named executive officer’s supervisor (except in the case of the CEO), the named executive officer’s individual performance, business performance, market conditions, and total general and administrative expenses.
Base salaries for 2024 for our continuing named executive officers were:

Executive	Title	2024 Base Salary(a)	2023 Base Salary(b)
Grayson Pranin	President, Chief Executive Officer	$367,500	$350,000
Jonathan Frates(b)	Executive Vice President, Chief Financial Officer	$335,000	$—
Dean Parrish(b)	Senior Vice President, Chief Operating Officer	$295,800	$—
Brandon Brown	Senior Vice President, Chief Accounting Officer	$270,000	$260,000

(a)	The base salaries provided above reflect year-end base salaries and not the actual amount paid in the year shown.
(b)
Messrs. Parrish and Frates first became named executive officers during 2024. Mr. Parrish’s base salary shown for 2024 was effective as of April 2024. No salary information for 2023 is provided for Mr. Parrish as he was not a named executive officer in that year. Mr. Frates’s base salary shown for 2024 was effective as of October 2024. No salary information for 2023 is provided for Mr. Frates as he was not an employee in that year.

SHORT-TERM INCENTIVES
Annual Incentive Program
The purpose of the 2024 annual incentive program was to motivate executives by linking variable cash compensation to key annual performance goals tied to business performance. Pursuant to such 2024 annual incentive program, ultimate payments were made to named executive officers by reference to a weighted scorecard comprised of seven performance metrics tied to business strategy and an individual performance rating, which may be further subject to the discretion of the Compensation Committee. The payment made to each executive is a function of the sum of the executive’s base salary multiplied by the executive’s target award opportunity for the year (expressed as a percentage of base salary), which is then multiplied by the weighted score, expressed as a percentage, based on the Company’s total scorecard performance, and adjusted based on the executive’s individual performance rating, also a percentage, and which in no event will adjust the award above the maximum award payable to the executive based on the weighted score resulting from the Company’s total scorecard performance.

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Each Company financial performance metric is weighted, with the performance thresholds and payout ranges shown in the table below. Each of the seven performance metrics can be achieved at Threshold (50%), Target (100%) or Maximum (150%) or a value determined using linear interpolation if performance falls between Threshold and Target or Target and Maximum. For each performance metric, if achievement is less than the threshold level, the financial performance factor for that metric will be zero. No financial performance factor for any performance metric can exceed the maximum percentage shown below. The seven performance metrics for 2024 were weighted as follows:

Metric(1)	Description & Purpose	Weighting	Threshold (50%)	Target (100%)	Maximum (150%)
Health, Safety & Environmental Goals(2)	• Based on number of safe days worked, total recordable incidents, moving vehicle incidents and spill volumes • Health, safety and achievement of environmental goals is a priority of the Company and its culture	10%	2 of 4 Metrics	4 of 4 Metrics	Plus “Stretch” on 2 Metrics
Total CAPEX	• Based on net capital used for Drilling and Completion activities for the Board approved drilling program of the Company • Metric intended to increase Company’s revenue and sustainability	15%	$39.0 million	$36.0 million	$33.0 million
Return on CAPEX	• Capitally-weighted returns for Production Optimization, Completion and Drilling and Completion projects using actual capital costs and well performance results • Metric intended to optimize returns on capital programs	10%	20%	35%	50%
Base Oil Production	• Oil production for 2024 activity assuming Total CAPEX within the range of the Company’s 2024 guidance • Metric intended to diversify revenue stream to include higher oil mix	10%	0.80 MMBbls	0.95 MMBbls	1.10 MMBbls
Total Base Production within CAPEX	• Based on hydrocarbon production on a million barrels of oil equivalent basis (“MMBoe”) assuming no ethane rejection and non-Drilling and Completion capital expenditures are within the range established for capital expenditures for the fiscal year • Metric intended to increase Company’s revenue	15%	5.4 MMBoe	5.9 MMBoe	6.4 MMBoe
Lease Operating Expense	• Based on operating expense incurred, including workover expense, to manage the Company’s asset base • Metric intended to minimize costs in order to maximize cash flows from operations	25%	$43.0 million	$39.5 million	$36.0 million
Adjusted General and Administrative Expenses	• Based on administrative expense necessary to support corporate responsibilities and strategy • Metric intended to incentivize administrative cost reduction measures in order to maximize EBITDA and cash flows from operations	15%	$11.0 million	$9.8 million	$8.5 million

(1)
These financial measures are non-GAAP financial measures and are also defined in EX99.1 of our earnings release. Adjusted General and Administrative Expense is equal to the Company’s General and Administrative Expense less stock-based compensation. Please see our Annual Report for a discussion of how Lease Operating Expense, Total Production and CAPEX are calculated. Health, Safety & Environmental Goals is not a financial measure.

(2)
Health, Safety & Environmental Goals was selected as a metric to reinforce the Company’s priorities of minimizing incidents, environmental releases and maximizing the safety of our employees, service providers, assets and equipment, and to recognize continued efforts to achieve these priorities. The metrics are achievable at Threshold, Target or Maximum, with an opportunity for “stretch” metrics to further incentivize performance and overall safety. The Company met all four increased, or “stretch”, safety metrics for 2024, therefore, the performance factor was achieved at 150% for 2024 as shown in the table directly below.

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The Company’s 2024 performance in relation to the 2024 annual incentive program’s targets resulted in the following performance against such metrics:

Metric	Weighting	Result	Weighted Average Performance Factor(1)	Weighted Score(1)
Health, Safety & Environmental Goals	10%	4 of 4, Plus 2	150%	15%
Total CAPEX	15%	$26.8 million	150%	22%
Return on CAPEX	10%	>50%	150%	15%
Base Oil Production	10%	0.92 MMBbls	91%	9%
Total Base Production	15%	6.1 MMBoe	122%	18%
Lease Operating Expense	25%	$40.0 million	106%	27%
Adjusted General and Administrative Expenses	15%	$9.3 million	120%	18%
		TOTAL:		124%
(1)
Performance metrics and weightings were updated during the year to account for the Company’s 2024 acquisition in the Cherokee Shale Play. The Weighted Score shown in the table above is based on the weighted average of original performance metrics and adjusted performance metrics. Prior to these updates, performance metrics included Health, Safety & Environmental Goals (10% weighting), Total CAPEX (20% weighting), Base Oil Production (10% weighting), Total Base Production (15% weighting), Lease Operating Expense (25% weighting), and Adjusted General and Administrative Expense (20% weighting).

Annual Target Opportunity as a Percentage of Base Salary
Based on each named executive’s target opportunity for 2024, the Company’s performance relative to the metrics outlined above and resulting performance factor weighting score, and the application of each named executive officer’s individual performance rating for 2024, the final amounts paid to our continuing named executive officers pursuant to the 2024 annual incentive program were as stated below:

Executive	Title	2024 Annual Target Opportunity as a percentage of Base Salary	Final Amounts Paid
Grayson Pranin	President, Chief Executive Officer	55%	$245,091
Jonathan Frates	Executive Vice President, Chief Financial Officer	50%	$52,352
Dean Parrish	Senior Vice President, Chief Operating Officer	45%	$163,845
Brandon Brown	Senior Vice President, Chief Accounting Officer	40%	$133,920

One-Time Performance Based Incentives and Retention Awards
In 2024, Messrs. Brown and Parrish were each granted a one-time performance-based award in the amount of $46,000 for the successful integration of assets from the Company’s 2024 acquisition in the Cherokee Shale Play, as well as the timely and accurate filings of the initial pro forma financials and subsequent filings. The awards were paid out in 2025 upon the successful filing of the Company’s 2024 Annual Report on Form 10-K, except for $10,000 of Mr. Parrish’s award that was paid out in 2024. In addition, Messrs. Brown and Parrish were each awarded 4,000 RSUs. These Stock Incentive Awards vest (i) 25% on the timely filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, (ii) 25% on September 1, 2025, and (iii) 25% on September 1 for each one-year anniversary thereafter.
In 2024, Messrs. Brown, Parrish, and Pranin were each paid one-time retention bonuses in the amount of $40,000.
In addition to the one-time performance-based Incentives and retention awards described above, Mr. Parrish also participated in a special incentive that was performance based and contingent on meeting certain operational metrics, such as cost savings initiatives, improving artificial lift run times, meeting returns on the Production Optimization program and other factors. Each key performance metric was weighted, with performance thresholds of 0 if the metric was not met, Threshold (5%), Target (10%) and Maximum (20%) or a value using linear interpolation if the factor fell in between these ranges, and the percentages representing a percentage of Mr. Parrish’s base salary for 2024. Mr. Parrish was paid $40,018 in 2025 as a result of the performance achieved in 2024.

25

LONG-TERM INCENTIVES
Long-Term Incentive Program (“LTIP”)
The purpose of long-term incentives is to align executives’ compensation with the interests of stockholders, encourage retention by employing stock consideration that vests over three years, and reward long-term operational and financial performance.
2024 LTIP DESIGN
2024 LTIP Target Opportunities
Each of our named executive officers has a target opportunity expressed as a percentage of the named executive officer’s annual base salary. The target opportunity is split amongst two LTIP components: two-thirds time-vested RSUs and one-third PSUs.
2024 LTIP Components
•
RSUs: RSUs represent two-thirds of the 2024 target LTIP value and are intended to retain key employees and align our named executive officers’ compensation with stockholders’ interests through long-term stock ownership. The RSUs generally vest in three equal annual installments, generally subject to each named executive officer’s continued service through each such vesting date.

•
PSUs: PSUs represent one-third of the 2024 target LTIP value and are intended to motivate participants, including our NEOs, to deliver strong performance on an annual basis. Performance metrics applicable to the PSUs are established for the performance period, which is a one-year period that is a calendar year. The PSUs generally vest at the end of the one-year performance period, assuming the applicable performance metrics are achieved. If the performance goals are not achieved, the PSUs are forfeited.

2024 LTIP PERFORMANCE METRICS
The PSUs granted in 2024 are earned based on the Company (i) meeting three of four annual target ranges and (ii) not missing the worse end of any annual target range by more than thirty percent as set forth in the below table, and failure to do so results in cancellation and forfeiture of the award. Annual target ranges for 2024, and actual performance results relative to those metrics for 2024, are set forth in the below table.

Metric(1)	Annual Target Ranges	Result
Adjusted General and Administrative Expense	$8.5 Million - $11.0 Million	$9.3 Million
Lease Operating Expense	$36.0 Million - $43.0 Million	$40.0 Million
Base Oil Production and Capital Expenditures (CAPEX)	0.80 - 1.10 MMBbls and $33.0 Million - $39.0 Million	0.92 MMBbls
Total Production AND Capital Expenditures (CAPEX)	5.4 - 6.4 MMBoe and $33.0 Million - $39.0 Million	6.1 MMBoe
(1)
These financial measures are non-GAAP financial measures. Adjusted General and Administrative Expense is equal to the Company’s General and Administrative Expense less stock-based compensation. Please see our Annual Report for a discussion of how Lease Operating Expense and Total Production and CAPEX are calculated.

Such metrics were selected for the 2024 LTIP in order to reinforce pay for performance and are the most significant factors to the Company’s achievement of its financial and operational goals.
2024 LTIP RESULTS
Based on the Company’s performance relative to the performance metrics established for 2024, using an annual target opportunity under LTIP, the PSUs which were granted to the named executive officers on May, 17 2024, were deemed earned and fully vested on March 12, 2025 as stated below:

Executive	Title	2024 Annual Target Opportunity as a percentage of Base Salary under LTIP (%)	PSUs Granted (#)
Grayson Pranin	President, Chief Executive Officer	55%	4,708
Jonathan Frates	Executive Vice President, Chief Financial Officer	50%	—
Dean Parrish	Senior Vice President, Chief Operating Officer	40%	2,837
Brandon Brown	Senior Vice President, Chief Accounting Officer	40%	2,641

26

One-Time Equity Award
In recognition of Mr. Parrish’s promotion to Senior Vice President, Chief Operating Officer, of the Company effective April 1, 2024, the Company made a one-time grant of 25,000 RSUs to Mr. Parrish on June 18, 2024. These RSUs, which were granted under the Omnibus Incentive Plan, vest on the third anniversary of the grant date, generally subject to Mr. Parrish’s continued service through the vesting date. This long-term equity grant was intended to further align Mr. Parrish’s compensation with the interests of stockholders and encourage retention of a key employee.
EMPLOYMENT ARRANGEMENTS
The Company does not maintain formal agreements with its continuing named executive officers.
While the Company has not entered into formal letter agreements with Messrs. Pranin, Brown, Parrish, or Frates, the terms and conditions of their employment generally provide that they are entitled to an annual base salary (as described above in “2024 Executive Compensation – Base Salary”), which could be increased or decreased at the discretion of the Board, and are eligible to participate in the same benefit programs, as may be in effect from time to time, available to other senior management employees of the Company generally.
Our named executive officers have entered into award agreements describing their long-term incentives as described above under “2024 Executive Compensation – Long-Term Incentives – Long-Term Incentive Program”. Pursuant to the terms of the LTIP, in order to receive payments related to their long-term incentives, participants, including named executive officers, must have returned their executed copies of the Company’s confidentiality agreement, among others, and acknowledged their understanding of the Company’s policies consistent with the Company’s practices and procedures. In order to be eligible to participate in the annual incentive program as described above under “2024 Executive Compensation – Short Term Incentives” employees, including the named executive officers, must return executed code of conduct, conflict of interest, and clawback policies to the Company.
SEVERANCE
The Company maintains the SandRidge Energy, Inc. Severance Pay Plan (the “Severance Plan”), effective January 1, 2021, for the benefit of certain eligible employees, including Messrs. Pranin, Brown, Parrish, and Frates. The purpose of the Severance Plan is to help retain qualified employees, maintain a stable work environment, and provide economic security by providing benefits to eligible employees, including the named executive officers, in the event of an involuntary termination without Cause, as further described in the Severance Plan and below in “Potential Payments upon Termination and Change in Control”.
In addition to the Severance Plan, named executive officers may also be eligible for certain payments under the 2024 annual incentive program, LTIP, Omnibus Incentive Plan and certain equity award agreements, in the event of certain qualifying terminations, in each case, in the Compensation Committee’s sole and absolute discretion.
Each named executive officer’s respective severance benefits are described in greater detail and quantified in the “Potential Payments Upon Termination or Change in Control” section below.
OTHER COMPENSATION MATTERS
Health and Welfare Benefits
Our named executive officers were eligible to participate in medical, dental, vision, disability and life insurance to meet their health and welfare needs. These benefits are provided to ensure that we are able to maintain a competitive position in terms of attracting and retaining executive officers and other employees. This is a fixed component of compensation and the benefits are provided on a nondiscriminatory basis to all of our employees.
Limited Perquisites and Other Personal Benefits
We believe that the total mix of compensation and benefits provided to our named executive officers is competitive and, generally, perquisites should not play a large role in our executive officers’ total compensation. As a result, the perquisites and other personal benefits we provide to our named executive officers are generally limited.
We maintain a 401(k) retirement plan for the benefit of all of our named executive officers and employees on a non-discriminatory basis. Under the plan, eligible employees may elect to defer a portion of their earnings up to the annual maximum allowed by regulations promulgated by the Internal Revenue Service. The aggregate matching contribution available to our 401(k) retirement plan participants equals 100% of the first 10% of deferred base salary (exclusive of incentive compensation). Matching contributions to the 401(k) retirement plan vest at the rate of 25% per year over the first four years of employment. Upon attainment of age 60, plan participants will be eligible for immediate vesting of unvested Company matching contributions, and future matching contributions will be made without restriction. Matching contributions are made in investment vehicles selected by each employee from a variety of options.

27

Process for Determining 2024 Executive Compensation
In relation to 2024 executive compensation, independent members of the Company’s Board and the Compensation Committee sought input from the CEO and other members of management. During 2024, the Compensation Committee was composed of up to four non-employee independent directors. The Compensation Committee’s duties in administering the executive compensation programs include the following:
•
Reviewing, modifying (if necessary), approving (with the consent of the Chairman of the Board), and recommending for Board approval, the compensation program and corporate goals relevant to compensation of the CEO.

•
Reviewing, modifying (if necessary) and approving (with the consent of the Chairman of the Board), the compensation program and corporate goals relevant to compensation of other members of senior management.

•
Evaluating the performance of the CEO and, in consultation with the CEO, the Company’s other executive officers and other members of the Company’s senior management in light of those goals and objectives.

•
Approving and recommending to the independent members of the Board for their approval the compensation paid to the CEO and approving the compensation paid to the other executive officers and other members of senior management.

As described above under “Advisory Vote on Compensation and Use of Stockholder Feedback”, the Company, the Compensation Committee and the Board value stockholders’ input and consider such input in establishing the type and level of compensation for our executives and for setting performance metrics and targets.
COMPENSATION SETTING APPROACH
Our CEO (other than for himself), other members of management, and the Company’s human resources function work with the Compensation Committee in establishing compensation levels and performance targets. Our CEO is responsible for reviewing the compensation and performance of executive officers other than himself and making recommendations to the Compensation Committee for adjustments to the annual total compensation of his direct reports. Final compensation determinations are made by the Compensation Committee and/or the Board. The Company’s management and human resources function provide support in the preparation of materials and execution of the Compensation Committee’s responsibilities.
Other Executive Compensation Matters
CLAWBACK POLICY
Effective October 2, 2023, the Company adopted a clawback policy with respect to incentive-based compensation received by executive officers on or after October 2, 2023, intended to meet the requirements of Section 954 of the Dodd-Frank Act, the final rules issued by the SEC on October 26, 2022, and NYSE listing requirements. The policy provides that following an accounting restatement, the Compensation Committee must assess whether any incentive amounts paid to current and former executive officers exceeded what should have been paid based on the revised financials, and thus should be subject to recovery. The policy has a three-year look-back period and applies to both current and former executives, regardless of such executive’s fault, misconduct, or involvement in causing the restatement. In addition, the Company maintains an existing clawback policy that will continue to cover compensation earned or received before October 2, 2023. In addition, the 2023 annual incentive program, LTIP, Omnibus Incentive Plan and applicable equity grant agreements each include clawback provisions that generally provide for (i) clawback subject to any Company recoupment policy or other agreement or arrangement with the participant as well as under any right or obligation the Company may have under Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder by the SEC, or (ii) the cancellation, forfeiture, rescission or requirement to return any outstanding award (or portion thereof) if the Compensation Committee determines at any time that the participant engaged in misconduct or discovers facts that, if known earlier, would have constituted grounds for termination of employment for “cause” (as defined in the applicable agreement), as applicable.
STOCK OWNERSHIP GUIDELINES
The Company maintains stock ownership guidelines for executive officers and non-employee directors of the Company. The policy generally requires executives and non-employee directors to own stock in the Company equal to the following guidelines:
PERCENTAGE OF SALARY REQUIRED

Our executive officers and non-employee directors have five years from the date of their appointment, promotion, or election to a role that is subject to the stock ownership guidelines to comply with the guidelines. Until our executive officers comply with these guidelines, our CEO is required to hold 50% of net shares issued (after tax and/or exercise) and other officers and non-employee directors are required to hold 60% of net shares issued. As of the date hereof, all of the members of the Board and Mr. Pranin meet these requirements.

28

ANTI-HEDGING AND ANTI-PLEDGING POLICIES
The Company maintains a policy that prohibits executives and non-employee directors from entering into agreements in which Company shares are pledged as security for a loan. It also prohibits executives and other employees and non-employee directors from engaging in hedging transactions involving Company stock.
INSIDER TRADING POLICIES AND PROCEDURES
The Company has an Insider Trading Policy governing the purchase, sale and other dispositions of our securities by directors, officers and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards. A copy of the Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
MATERIAL NON-PUBLIC INFORMATION POLICIES
The Company has not granted stock options since 2021 and does not currently grant stock options or similar awards under its equity compensation programs. It is the policy of the Company to comply with all applicable securities laws and regulations, to prohibit the unauthorized disclosure of any material non-public information about the Company and to prohibit the use of non-public information in transactions involving Company securities, derivative securities relating to the Company’s securities, and securities that are specifically tied to the performance or value of the Company’s assets. The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards and has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. A copy of the Company’s Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
RISK ASSESSMENT
Our compensation program for executives is not designed to encourage excessive risk taking. In that regard, payouts under the annual incentive program are capped at 150% of target, while the performance share under the LTIP is 100% of target, or else forfeited if performance goals are not achieved. In addition, all long-term incentives include extended vesting periods.
TAX TREATMENT OF EXECUTIVE COMPENSATION DECISIONS
Section 162(m) of the Internal Revenue Code (the “Code”) generally imposes a $1 million limit on the amount of compensation paid to certain executive officers that a public corporation may deduct for federal income tax purposes in any year. Previously, the Code provided an exception to the Section 162(m) deduction limitation for compensation qualifying as “performance-based compensation” within the meaning of the Code and the applicable Treasury Regulations. The Tax Cuts and Jobs Act, enacted in late 2017, repealed the performance-based compensation exception to the Section 162(m) deduction limitation for tax years beginning after December 31, 2017, with certain exceptions.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the disclosure set forth above under the heading “Executive Compensation” with management. Based on this review and discussion, the Compensation Committee has recommended to the Board that such disclosures be included in this Proxy Statement.
By the members of the Compensation Committee of the Board:
Randolph C. Read, Chairman
Nancy Dunlap
Jaffrey Firestone
Vincent Intrieri

29

Executive Compensation Tables
Summary Compensation Table

Name and Principal Position(a)	Year	Salary	Bonus(e)	Stock Awards(f)	Options Awards(g)	Non-equity Incentive Plan Compensation(h)	All Other Compensation(i)	Total
Grayson Pranin President, Chief Executive Officer	2024	$359,289	$40,000	$192,496	$—	$245,091	$27,990	$864,866
	2023	$343,269		$162,500	$261,260	$186,365	$46,067	$999,461
	2022	$325,000		$162,512	$—	$211,250	$21,644	$720,406
Jonathan Frates(b) Executive Vice President, Chief Financial Officer	2024	$64,423	$—	$—	$—	$52,352	$773	$117,548
Dean Parrish(c) Senior Vice President, Chief Operating Officer	2024	$293,592	$126,018	$492,885	$—	$163,845	$32,924	$1,109,264
Brandon Brown(d) Senior Vice President, Chief Accounting Officer	2024	$267,692	$86,000	$156,884	$—	$133,920	$27,280	$671,776
	2023	$206,323	$—	$421,359	$—	$78,608	$27,474	$733,764

(a)
Mr. Brown was appointed to Senior Vice President and Chief Accounting Officer effective October 21, 2024. Previously, Mr. Brown served as Senior Vice President and Chief Financial Officer and prior to that held the roles of Vice President of Accounting since March 2023 and Corporate Controller from June 2020 to March 2023.

(b)
Mr. Frates joined the Company as Executive Vice President and Chief Financial Officer effective October 21, 2024. Because Mr. Frates was not a named executive officer prior to 2024, only his 2024 compensation information is reported in this table.

(c)	Because Mr. Parrish was not a named executive officer prior to 2024, only his 2024 compensation information is reported in this table.
(d)	Because Mr. Brown was not a named executive officer prior to 2023, only his 2023 and 2024 compensation information is reported in this table.
(e)	This column represents one-time performance-based discretionary incentives and retention bonuses awarded in 2024. Please see page 25 for further details.
(f)
The stock awards shown in this column reflect the aggregate grant date fair value of restricted stock units, which vest over three years, and performance share units, which vest upon achievement of applicable performance conditions, calculated in accordance with FASB ASC Topic 718, Compensation-Stock Compensation. These amounts do not necessarily correspond to the actual value that will be realized by our named executive officers. The assumptions used by the Company in calculating the amounts related to restricted stock units and performance share units are incorporated by reference to Note 15 of the consolidated financial statements included in the Annual Report. See “Long-Term Incentives” on page 26 for additional details.

(g)
Amounts reported in this column for 2023 represent the aggregate incremental fair value increase based on the extension of the expiration date of Mr. Pranin’s options originally granted February 4, 2020, and determined as of June 22, 2023, the date the expiration date of such options was extended, in accordance with FASB ASC Topic 718 Compensation-Stock Compensation. The expiration date of Mr. Pranin’s options was extended by 30 days pursuant to the February 4, 2020 award agreement due to the original expiration date falling within a period of trading restrictions. The change in value (the difference in spread multiplied by the number of shares underlying each option) between the original expiration date and the exercise date is $2,000. This amount does not necessarily correspond to the actual value that will be realized by Mr. Pranin, and the assumptions used by the Company in calculating the amount related to such option award are incorporated by reference to Note 15 of the consolidated financial statements included in the Annual Report. The Company did not grant any stock options in 2022, 2023 or 2024.

(h)
Amounts disclosed in the Non-Equity Incentive Plan Compensation column represent amounts earned in the reported year under the Company’s annual cash incentive program. See “Short-Term Incentives” on page 23 for additional information about the Company’s short-term incentives.

(i)	All 2024 Other Compensation provided to our named executive officers includes:

Name and Principal Position	Life Insurance Premiums	Company Matching Contributions to 401(k) Plan	Dividend Equivalents(1)	Total
Grayson Pranin President, Chief Executive Officer	$185	$23,144	$4,661	$27,990
Jonathan Frates Executive Vice President, Chief Financial Officer	$—	$773	$—	$773
Dean Parrish Senior Vice President, Chief Operating Officer	$112	$24,063	$8,749	$32,924
Brandon Brown Senior Vice President, Chief Accounting Officer	$187	$24,038	$3,055	$27,280

(1)
Amounts reported in this column represent dividend equivalents that accrued with respect to restricted stock units and performance share units granted in 2024 at the same time as dividends are paid on the Company’s common stock. The dollar amount of these dividend equivalents is not paid unless and until the underlying equity awards vest and are paid.

30

Grants of Plan-Based Awards
The following table sets forth information about each grant of an award made to our 2024 named executive officers during 2024:

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($)(a)			Estimated Possible Payouts Equity Plan Awards (#)
Name	Type of Award	Grant Date	Threshold	Target	Maximum	Target(b)	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value and Option Awards(c)
Grayson Pranin	AIP	—	$101,063	$202,125	$303,188	—	—	—
	RSU(d)	5/17/2024	—	—	—	—	9,415	128,326
	PSU	5/17/2024	—	—	—	4,708	—	64,170
Jonathan Frates	AIP(e)		$20,823	$41,646	$62,469	—	—	—
Dean Parrish	AIP	—	$66,555	$133,110	$199,665	0	—	—
	RSU(d)	5/17/2024	—	—	—	0	5,674	77,337
	RSU(d)	6/18/2024	—	—	—	0	25,000	328,000
	RSU(d)	9/22/2024	—	—	—	0	4,000	48,880
	PSU	5/17/2024	—	—	—	2,837	—	38,668
Brandon Brown	AIP	—	$54,000	$108,000	$162,000	—	—
	RSU(d)	5/17/2024	—	—	—	—	5,283	72,007
	RSU(d)	9/22/2024	—	—	—	—	4,000	48,880
	PSU	5/17/2024	—	—	—	2,641	—	35,997

(a)
These amounts represent cash awards under the 2024 annual incentive program. These amounts assume performance of each metric under the 2024 annual incentive program is achieved at 50% each (Threshold), 100% each (Target) and 150% each (Maximum). See “Short-Term Incentives” on page 23 for more information. No minimum is guaranteed in the event that thresholds are not achieved.

(b)
This column reflects performance share units granted under the 2024 LTIP. The 2024 LTIP provides for only a single payout level and no minimum is guaranteed in the event that thresholds are not achieved.

(c)	Please see Note 15 of the consolidated financial statements included in the Annual Report for the assumptions made in determining values.
(d)
The restricted stock unit awards represent time-based awards granted under the 2024 LTIP which vest in approximately equal installments on each of the first three anniversaries of the applicable grant dates, generally subject to the named executive officer’s continued service through each such vesting date. In certain cases, RSUs may cliff vest on the third anniversary of the grant date.

(e)	Mr. Frates’s Non-Equity Incentive Plan Awards are calculated based on an effective date of October 1, 2024.
NARRATIVE TO SUMMARY COMPENSATION AND GRANTS OF PLAN-BASED AWARDS TABLES
Short-Term Incentives
A summary description of the Company’s 2024 annual incentive program is included above under the headings “2024 Executive Compensation – Short-Term Incentives – 2024 Annual Incentive Program.”
Long-Term Incentives
The RSUs and PSUs were all granted pursuant to the Omnibus Incentive Plan, a short description of which is included above under the headings “2024 Executive Compensation – Long-Term Incentives – Long-Term Incentive Program.”
RSUs
In general, unless specified otherwise, the RSUs vest ratably over three years, starting on the one-year anniversary of the grant date and vesting on each annual anniversary thereafter, generally subject to the named executive officer’s continued service through each applicable vesting date. Dividend equivalents are accrued with respect to RSUs at the same time as dividends are paid on the Company’s common stock. However, the dollar amount of these dividend equivalents is not paid unless and until the underlying RSUs vest and are paid.
PSUs
The PSUs generally vest at the end of the one-year performance period, assuming the applicable performance metrics are achieved. If the performance goals are not achieved, the PSUs are forfeited. Dividend equivalents are credited with respect to PSUs at the same time as dividends are paid on the Company’s common stock. However, the dollar amount of these dividend equivalents is not paid unless and until the performance goals are met with respect to the underlying PSUs.

31

Employment Arrangements
The Company does not maintain formal agreements with its continuing named executive officers. See “2024 Executive Compensation – Employment Arrangements” above for a description of the general terms and conditions of each continuing named executive officer’s employment.
Outstanding Equity Awards at Fiscal Year-End
The following table reflects all outstanding equity awards held by each of our named executive officers as of December 31, 2024:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(b)	Market Value of Shares or Units of Stock That Have Not Vested ($)(c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(d)	Equity Incentive Plan Awards: Market or Unearned Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(c)
Grayson Pranin	8/27/2021	150,000	100,000	9.58	8/27/2031
	3/15/2022					2,673	31,301
	4/05/2023					4,717	55,236
	5/17/2024					9,415	110,250
	5/17/2024							4,708	55,131
Jonathan Frates(e)	—					—	—	—	—
Dean Parrish	3/15/2022					1,579	18,490
	4/05/2023					3,135	36,711
	5/17/2024					5,674	66,443
	5/17/2024							2,837	33,221
	6/18/2024					25,000	292,750
	9/22/2024					4,000	46,840
Brandon Brown	3/15/2022					740	8,665
	4/05/2023					1,345	15,750
	11/14/2023					16,666	195,159
	5/17/2024					5,283	61,864
	5/17/2024							2,641	30,926
	9/22/2024					4,000	46,840

(a)
The option awards granted to Mr. Pranin on August 27, 2021 vest and become exercisable in equal installments on each of the first five anniversaries of the applicable grant date, subject to continued service with the Company through each such vesting date, and the regular term of each option expires on the tenth anniversary of the applicable grant date.

(b)
The amounts reported in this column represent the outstanding awards of restricted stock units granted under the Omnibus Incentive Plan to Messrs. Pranin, Brown and Parrish, respectively. The awards generally vest in equal installments on each of the first, second and third anniversaries of the grant date, and are generally subject to named executive officer’s continued service through each such vesting date.

(c)	Valuations are based on $11.71 per share, which was the last trading price for a share of the Company’s common stock on the NYSE on December 31, 2024.
(d)
The amounts reported in this column represent performance share units granted to Messrs. Pranin, Brown and Parrish on May 17, 2024, with a one-year performance period commencing on January 1, 2024 and ending on December 31, 2024. These awards fully vested following the Compensation Committee’s review and approval after the end of the performance period based on achievement of the long-term performance goals (described under “Long-Term Incentive Program” on page 26).

(e)	Mr. Frates became a named executive officer in October 2024, and, accordingly, no equity awards were granted.

32

Option Exercises and Stock Vested
The following table sets forth the equity awards that vested for each of our named executive officers during 2024.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Grayson Pranin	46,893	$630,669
Jonathan Frates(a)	—	$—
Dean Parrish	9,047	$124,941
Brandon Brown	12,587	$156,327

(a)
Mr. Frates joined the Company as Executive Vice President and Chief Financial Officer effective October 21, 2024. With exception for stock vested as a Director, no options or stock awarded to Mr. Frates’ as an employee vested in 2024.

Pension Benefits
We do not maintain any defined benefit pension plans.
Nonqualified Deferred Compensation
We do not maintain any nonqualified deferred compensation arrangements.
Potential Payments Upon Termination or Change in Control
As discussed under “Compensation Discussion and Analysis – Severance” above, named executive officers may be entitled to certain amounts upon termination of employment under the Severance Plan. The table below and narrative discussion thereunder show estimates of the compensation payable to each of our named executive officers under the Severance Plan upon their termination of employment with the Company based on the applicable termination trigger under the Severance Plan. All amounts are calculated as if the named executive officer had terminated employment effective December 31, 2024. The actual amounts due to any one of the named executive officers upon termination of employment can only be determined based on the particular circumstances at the time of the termination. There can be no assurance that a termination would produce the same or similar results as those described below if it occurs on any other date, or if any assumption is not, in fact, correct.

Named Executive Officer and Triggering Event	Cash Severance	Total Termination Benefits
Grayson Pranin
• Involuntary Termination without Cause	$183,750	$183,750
Jonathan Frates
• Involuntary Termination without Cause	$38,654	$38,654
Dean Parrish
• Involuntary Termination without Cause	$125,146	$125,146
Brandon Brown
• Involuntary Termination without Cause	$41,538	$41,538

Narrative to Potential Payments upon Termination or Change in Control
Pursuant to the Severance Plan, eligible employees, including named executive officers, are entitled to receive severance in the form of salary continuation if they are involuntarily terminated without Cause (as defined in the Severance Plan). The Severance Plan does not provide for treatment of equity awards. Employees, including named executive officers, are not entitled to severance, or continuing severance payments, if their employment terminates due to retirement, resignation, failure to report for work, death, disability, temporary layoff or if terminated for Cause.
Under the Severance Plan, a named executive officer’s severance payments are calculated based on the named executive officer’s weekly base salary amount, before any reductions for employee benefits contributions, multiplied by the number of weeks provided for under the Severance Plan based on the named executive officer’s tenure with the Company. For named executive officers, such payment period would range from 6 weeks if the named executive officer has been employed by the Company for 90 consecutive days up to a maximum of 26 weeks, depending on number of years of service.
Pursuant to the Severance Plan, Messrs. Brown, Parrish, and Frates would be eligible for 8, 22 and 6 weeks of severance, respectively, if involuntarily terminated by the Company without Cause. While Mr. Pranin is a participant in the Severance Plan, his salary continuation is 26 weeks pursuant to a separate agreement with the Company.

33

In order to be eligible to receive severance, the named executive officer must remain employed as an eligible employee under the Severance Plan through the date of termination designated in writing by the administrator and fulfill the normal responsibilities of his position without any decline in performance. Receipt of severance payments is subject to the named executive officer’s execution and non-revocation of a general release of claims.
Executives, including the named executive officers, are generally not eligible for payment or continued or accelerated vesting of equity awards under the 2024 annual incentive program, LTIP, Omnibus Incentive Plan and applicable equity award agreements, in the event of a termination for any reason, including in the event of a change in control, unless otherwise determined by the Compensation Committee or the Board, as applicable, in its sole discretion.
Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2012, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of the Company’s employees and the annualized total compensation of Grayson Pranin, our CEO, for 2024:

Median Employee total annual compensation	$95,962
Total Compensation of our CEO	$864,866
Ratio of CEO to Median Employee compensation	9.0 to 1

This pay ratio is a reasonable estimate calculated in good faith, in a manner consistent with Item 402(u) of Regulation S-K, based on our payroll and employment records and the methodology described below. To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:
•
We determined that, as of December 31, 2024, our employee population consisted of 102 individuals (excluding our CEO), with all of these individuals located in the United States. This population consisted of our full-time employees, as we do not have part-time, temporary or seasonal workers. We selected December 31, 2024, as our identification date for determining our median employee. We used a consistently applied compensation measure to identify our median employee by comparing the amount of total salary (which for non-exempt employees included overtime pay).

•
We identified our median employee by consistently applying this compensation measure to all of our employees included in our analysis. We did not make any cost-of-living adjustments in identifying the median employee. After we identified our median employee, we combined all of the elements of such employee’s compensation for the 2024 year in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $95,962. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2024 Summary Compensation Table included in this proxy statement.

34

PAY VERSUS PERFORMANCE
In August 2022, the SEC released the final version of its pay versus performance disclosure rules as mandated under the Dodd-Frank Wall Street Reform and Consumer Protection Act, and other official guidance issued thereunder, which became effective starting with the fiscal year ended December 31, 2022. The final rules were codified under Item 402(v) of Regulation S-K (along with other official guidance issued, “PvP disclosure rules”) and require the Company to provide the following tabular and narrative disclosures.
Pay Versus Performance
In accordance with the PvP disclosure rules, the below sets forth the following for the previous four years (i) the total compensation set forth in the Summary Compensation Table (“SCT”) for the individuals serving as CEO (i.e., PEO) and the Company’s non-PEO Named Executive Officers; (ii) the total “Compensation Actually Paid” (as determined in accordance with the PvP disclosure rules) for the CEO and non-PEO Named Executive Officers; (iii) the Company’s cumulative Total Stockholder Return (“TSR”); cumulative TSR for the Company’s selected peer group; (iv) Net Income; and (v) Total Production.

Year (a)(1)	SCT Total for PEO (Pranin) (b)	Compensation Actually Paid to PEO (Pranin) (c)(2)	SCT Total for PEO (Geisler) (b)	Compensation Actually Paid to PEO (Geisler) (c)(2)	Average SCT Total for Non-PEO Named Executive Officers (d)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (e)(2)	Value of Initial Fixed $100 Investment Based on: Total Stockholder Return (f)	Value of Initial Fixed $100 Investment Based on: Peer Group Total Stockholder Return (g)(3)	Net Income (h) (thousands)	Total Production (i) (thousands) (Mboe/d)
2024	$864,866	$418,713	$—	$—	$632,863	$589,081	$511	$274	$62,986	16.5
2023	$999,461	$(43,931)	$—	$—	$578,080	$343,546	$512	$287	$60,857	16.9
2022	$720,406	$3,825,191	$—	$—	$686,934	$1,835,975	$549	$288	$242,168	17.7
2021	$3,038,138	$3,880,808	$234,945	$(1,558,386)	$621,496	$2,155,812	$337	$185	$116,738	18.6

(1)
Mr. Grayson Pranin served as PEO during all covered years and Mr. Carl F. Geisler, Jr. served as PEO during part of 2021. Since Mr. Pranin served as PEO during part of 2021 following Mr. Geisler’s separation from the Company, Mr. Salah Gamoudi was the only Non-PEO Named Executive Officer for 2021 and 2022. For 2023, the Non-PEO Named Executive Officers were Mr. Brandon Brown and Mr. Salah Gamoudi. For 2024, the Non-PEO named executive officers are Mr. Brandon Brown, Mr. Dean Parrish, and Mr. Jonathan Frates.

(2)
Represents Compensation Actually Paid (“CAP”) for our PEOs and Non-PEO Named Executive Officers, as computed in accordance with the PvP disclosure rules. The dollar amounts do not reflect the amounts of compensation ultimately earned or realized by our named executive officers during the covered years.

(3)	The selected peer group is the S&P 500 Oil and Gas Exploration & Production Select Industry Index, which is the peer group used by the Company for purposes of Item 201(e) of Regulation S-K.

35

CAP is determined by taking the “Total” column amount from the SCT for each covered fiscal year and adjusting as follows for our PEO and Non-PEO Named Executive Officers:

Adjustments to Determine CAP for PEO (Pranin)
Covered Fiscal Year	2024
SCT Total for PEO (Pranin)	$864,866
Pension Adjustments(i)
Subtract “Change in Actuarial Present Value” reported in the SCT for the covered fiscal year	$—
Add pension value attributable to the covered fiscal year’s “service cost”	$—
Add pension value attributable to the entire “prior service cost” of benefits granted (or credit for benefits reduced) in a plan amendment made in the covered fiscal year attributable to prior service periods	$—
Equity Adjustments(ii)
Subtract fair value (as of grant date) reported in the “Stock Awards” and “Option Awards” columns in the SCT for the covered fiscal year	$(192,496)
Add fair value (as of end of year) of equity awards granted during the covered fiscal year that remain unvested as of year end	$165,380
Add fair value (as of vesting date) of equity awards granted during the covered fiscal year that vest during the covered year	$—
Add/Subtract the change in fair value from the prior year-end to the covered fiscal year-end for equity awards granted in prior fiscal years that remain outstanding and unvested at the end of the covered fiscal year	$(329,508)
Add/Subtract the change in fair value from the prior year-end to vesting date for equity awards granted in prior fiscal years that vested during the covered fiscal year	$(89,529)
Subtract fair value (as of end of prior year) for equity awards granted in prior fiscal years that were forfeited during the covered fiscal year	$—
Add incremental fair value (as of modification date) of equity awards modified during the covered fiscal year	$—
Add dividends or other earnings paid on equity awards during the covered fiscal year prior to vesting date of award that are not otherwise included in the total compensation for the covered fiscal year	$—
TOTAL ADJUSTMENTS	$(446,153)
CAP	$418,713

36

Adjustments to Determine Cap for Non-PEO Named Executive Officer (Frates)
Covered Fiscal Year	2024
SCT Total for Non-PEO NEO (Frates)	$117,548
Pension Adjustments(i)
Subtract “Change in Actuarial Present Value” reported in the SCT for the covered fiscal year	$—
Add pension value attributable to the covered fiscal year’s “service cost”	$—
Add pension value attributable to the entire “prior service cost” of benefits granted (or credit for benefits reduced) in a plan amendment made in the covered fiscal year attributable to prior service periods	$—
Equity Adjustments(ii)
Subtract fair value (as of grant date) reported in the “Stock Awards” and “Option Awards” columns in the SCT for the covered fiscal year	$—
Add fair value (as of end of year) of equity awards granted during the covered fiscal year that remain unvested as of year end	$—
Add fair value (as of vesting date) of equity awards granted during the covered fiscal year that vest during the covered year	$—
Add/Subtract the change in fair value from the prior year-end to the covered fiscal year-end for equity awards granted in prior fiscal years that remain outstanding and unvested at the end of the covered fiscal year	$—
Add/Subtract the change in fair value from the prior year-end to vesting date for equity awards granted in prior fiscal years that vested during the covered fiscal year	$—
Subtract fair value (as of end of prior year) for equity awards granted in prior fiscal years that were forfeited during the covered fiscal year	$—
Add incremental fair value (as of modification date) of equity awards modified during the covered fiscal year	$—
Add dividends or other earnings paid on equity awards during the covered fiscal year prior to vesting date of award that are not otherwise included in the total compensation for the covered fiscal year	$—
TOTAL ADJUSTMENTS	$—
CAP	$117,548

37

Adjustments to Determine CAP for Non-PEO Named Executive Officer (Parrish)
Covered Fiscal Year	2024
SCT Total for Non-PEO NEO (Parrish)	$1,109,264
Pension Adjustments(i)
Subtract “Change in Actuarial Present Value” reported in the SCT for the covered fiscal year	$—
Add pension value attributable to the covered fiscal year’s “service cost”	$—
Add pension value attributable to the entire “prior service cost” of benefits granted (or credit for benefits reduced) in a plan amendment made in the covered fiscal year attributable to prior service periods	$—
Equity Adjustments(ii)
Subtract fair value (as of grant date) reported in the “Stock Awards” and “Option Awards” columns in the SCT for the covered fiscal year	$(492,885)
Add fair value (as of end of year) of equity awards granted during the covered fiscal year that remain unvested as of year end	$439,254
Add fair value (as of vesting date) of equity awards granted during the covered fiscal year that vest during the covered year	$—
Add/Subtract the change in fair value from the prior year-end to the covered fiscal year-end for equity awards granted in prior fiscal years that remain outstanding and unvested at the end of the covered fiscal year	$(9,239)
Add/Subtract the change in fair value from the prior year-end to vesting date for equity awards granted in prior fiscal years that vested during the covered fiscal year	$1,269
Subtract fair value (as of end of prior year) for equity awards granted in prior fiscal years that were forfeited during the covered fiscal year	$—
Add incremental fair value (as of modification date) of equity awards modified during the covered fiscal year	$—
Add dividends or other earnings paid on equity awards during the covered fiscal year prior to vesting date of award that are not otherwise included in the total compensation for the covered fiscal year	$—
TOTAL ADJUSTMENTS	$(61,601)
CAP	$1,047,663

38

Adjustments to Determine CAP for Non-PEO Named Executive Officer (Brown)
Covered Fiscal Year	2024
SCT Total for Non-PEO NEO (Brown)	$671,776
Pension Adjustments(i)
Subtract “Change in Actuarial Present Value” reported in the SCT for the covered fiscal year	$—
Add pension value attributable to the covered fiscal year’s “service cost”	$—
Add pension value attributable to the entire “prior service cost” of benefits granted (or credit for benefits reduced) in a plan amendment made in the covered fiscal year attributable to prior service periods	$—
Equity Adjustments(ii)
Subtract fair value (as of grant date) reported in the “Stock Awards” and “Option Awards” columns in the SCT for the covered fiscal year	$(156,884)
Add fair value (as of end of year) of equity awards granted during the covered fiscal year that remain unvested as of year end	$139,630
Add fair value (as of vesting date) of equity awards granted during the covered fiscal year that vest during the covered year	$—
Add/Subtract the change in fair value from the prior year-end to the covered fiscal year-end for equity awards granted in prior fiscal years that remain outstanding and unvested at the end of the covered fiscal year	$(36,752)
Add/Subtract the change in fair value from the prior year-end to vesting date for equity awards granted in prior fiscal years that vested during the covered fiscal year	$(15,737)
Subtract fair value (as of end of prior year) for equity awards granted in prior fiscal years that were forfeited during the covered fiscal year	$—
Add incremental fair value (as of modification date) of equity awards modified during the covered fiscal year	$—
Add dividends or other earnings paid on equity awards during the covered fiscal year prior to vesting date of award that are not otherwise included in the total compensation for the covered fiscal year	$—
TOTAL ADJUSTMENTS	$(69,743)
CAP	$602,033

(i)	We do not sponsor or maintain any defined benefit pension plans and therefore no adjustments were made related to pension value.
(ii)
The fair value or incremental fair value of all incentive equity awards is determined in accordance with FASB ASC Topic 718, Compensation-Stock Compensation, generally using the same assumptions used in determining the grant date fair value of our equity awards reflected in the “Summary Compensation Table;” provided, in order to properly value the option awards using the Black-Scholes model we use for such grant date fair value, we made appropriate adjustments to the grant date assumptions to reflect changes in the historical and implied stock price volatility, expected life (including adjustments for the time that lapsed between grant date and valuation date), dividend yield and risk-free interest rates as of each measurement date. The value of outstanding performance-based awards in the covered fiscal year is based upon the probable outcome of the performance conditions as of the last day of the fiscal year.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

39

RELATIONSHIP BETWEEN PAY AND PERFORMANCE
Description of Relationship Between PEO and Other NEO Compensation Actually Paid, Company TSR and Peer Group TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO and the average of Compensation Actually Paid to our other NEOs, and the Company’s cumulative TSR over the four most recently completed fiscal years, as well as the relationship between the Company’s cumulative TSR and the Peer Group’s TSR over such period.

$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
-$(1,000,000)
-$(2,000,000)
$600
$500
$400
$300
$200
$100
$0
$3,880,808
$337
$2,155,812
$185
$(1,558,386)
2021
$549
$3,825,191
$288
$1,835,875
2022
N/A
$512
$287
$343,546
$(43,931)
2023
N/A
$511
$274
$418,713
$589,081
2024
N/A
CAP – PEO (Pranin)
CAP – PEO (Geisler)
CAP – Average Non - PEO NEOs
Sandridge TSR
Peer Group TSR

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Total Production
The following chart sets forth the relationship between Compensation Actually Paid to our PEO and the average of Compensation Actually Paid to our other NEOs, and Total Production over the four most recently completed fiscal years.

$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
-$(1,000,000)
-$(2,000,000)
20
18
16
14
12
10
8
6
4
2
0
18.6
17.7
16.9
16.5
$3,880,808
$3,825,191
$2,155,812
$1,835,875
$343,546
$418,713
$589,081
2021
2022
2023
2024
N/A
N/A
N/A
$(43,931)
$(1,558,386)
CAP – PEO (Pranin)
CAP – PEO (Geisler)
CAP – Average Non - PEO NEOs
Total Production (Mboe/d)

40

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Net Income
In relation to Compensation Actually Paid to our PEO, and the average of Compensation Actually Paid to all other NEOs, Compensation Actually Paid for 2024 is less than the compensation calculated in accordance with the summary compensation table. Net income for full year 2024 was, in thousands, $62,986 and $60,857 for full year 2023. The increase in net income for full year 2024 compared to the full year 2023 was largely due to increased revenue from the acquisition and income tax benefits, partially offset by lower commodity prices and increased depreciation, depletion and amortization, as further highlighted and described in our Annual Report.

$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
-$(1,000,000)
-$(2,000,000)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$3,880,808
$242,168
$3,825,191
$116,738
$2,155,812
$1,835,875
$60,857
$62,986
$589,081
$418,713
$343,546
2021
2022
2023
2024
N/A
$(43,931)
N/A
N/A
$(1,558,386)
CAP – PEO (Pranin)
CAP – PEO (Geisler)
CAP – Average Non - PEO NEOs
Net Income

41

MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES FOR FISCAL YEAR 2024
The following is an unranked list of the three most important financial performance measures used to link executive Compensation Actually Paid to our NEOs during the fiscal year 2024 with the Company’s performance. Please see the Compensation Discussion and Analysis for a further description of the metrics used in the Company’s executive compensation program. While the Company prioritizes financial metrics such as revenue, net income, EBITDA, cash flow from operations, TSR and other considerations, executive compensation incentives incorporate business fundamentals, which drive these financial measures, and are more directly influenced by each of our named executives.
Total Production*
Lease Operating Expense*
Adjusted General and Administrative Expense*
*
These financial measures are non-GAAP financial measures. Adjusted General and Administrative Expense is equal to the Company’s General and Administrative Expense less stock-based compensation. Please see our Annual Report for a discussion of how Lease Operating Expense and Total Production and CAPEX are calculated.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2024 about our equity compensation plans under which shares of our common stock are authorized for issuance.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)(1)	(b) Weighted average exercise price of outstanding options, warrants and rights ($)(2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Equity compensation plans approved by security holders	426,386	$9.58	1,338,658
Equity compensation plans not approved by security holders	—	—	—
Total	426,386	$9.58	1,338,658

(1)
Includes 250,000 shares issuable pursuant to outstanding stock options, 152,995 shares issuable pursuant to outstanding restricted stock unit awards and 23,391 shares issuable pursuant to outstanding performance share units (which are reflected here based on the performance share units earned at 100% of target as determined by the Compensation Committee for fiscal year 2024 based on achievement of the 2024 performance metrics).

(2)
The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding restricted stock unit awards and performance share units, which have no exercise price.

42

Stock Performance Graph
This performance graph shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Our stock price performance shown in the graph below is not indicative of our future stock price performance.
The graph set forth below compares the cumulative total return provided to stockholders of our common stock since December 31, 2020 against the return of the S&P 500 Index (the “Index”) and the S&P Oil and Gas Exploration and Production Select Industry Index (the “Industry Index”).
An investment of $100, with reinvestment of all dividends, is assumed to have been made in our common stock, the Index, and the Industry Index on December 31, 2020, and its performance is tracked on an annual basis through December 31, 2024.

$600.00
$500.00
$400.00
$300.00
$200.00
$100.00
$-
$549.35
$511.94
$511.29
$337.42
$287.93
$287.38
$274.18
$189.49
$128.42
$105.44
$131.99
$163.49
$100.00
12/31/2020
12/31/2021
12/31/2022
12/31/2023
12/31/2024
SandRidge Energy, Inc.
S&P 500
S&P 500 O&G / E&P

	12/31/2020	12/31/2021	12/31/2022	12/31/2023	12/31/2024
SandRidge Energy, Inc.	$100	$337.42	$549.35	$511.94	$511.29
S&P 500	$100	$128.42	$105.44	$131.99	$163.49
S&P 500 O&G E&P	$100	$185.49	$287.93	$287.38	$274.18

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Ownership of Our Stock
The following table sets forth the number of shares of our common stock beneficially owned as of April 14, 2025, unless otherwise noted, by (1) those persons or any group (as that term is used in Section 13(d)(3) of the Exchange Act) known to beneficially own more than 5% of the outstanding shares of our common stock (the “5% beneficial owners”), (2) each named executive officer and director (including each Board nominee) of the Company, and (3) all directors and executive officers of the Company as a group. This information is based on information furnished by the 5% beneficial owners, directors and executive officers. For purposes of this table, beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. The following percentage information is calculated based on 36,687,591 shares of common stock that were outstanding as of April 14, 2025, plus any shares that may be acquired by each stockholder within 60 days of April 14, 2025. Except as indicated below, the stockholders listed possess sole voting and dispositive power with respect to the shares beneficially owned by that person. Unless otherwise noted, the mailing address of each person named below is SandRidge Energy, Inc., 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104, Attention: Chief Financial Officer.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Brandon Brown	14,680	*
Nancy Dunlap	24,588	*
Jaffrey “Jay” Firestone	41,137	*
Jonathan Frates	47,202	*
Vincent Intrieri	8,535	*
John “Jack” Lipinski	103,394	*
Dean Parrish	30,128	*
Grayson Pranin	161,221	*
Randolph C. Read	118,394	*
All directors and executive officers as a group	549,279	1.5%
Carl Icahn(1)	4,818,832	13.1%
BlackRock, Inc.(2)	2,449,554	6.7%
Vanguard Group, Inc.(3)	2,346,079	6.4%

*	Less than 1%
(1)
According to a Schedule 13D filed with the SEC on November 22, 2017, as amended by Amendments No. 1-27, the shares of common stock listed in the table above are beneficially owned by Icahn Partners Master Fund LP (“Icahn Master”), Icahn Partners LP (“Icahn Partners”) and affiliates and Carl C. Icahn, a citizen of the United States of America (collectively, the “Icahn Reporting Persons”). Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Icahn Reporting Persons. The principal business address of each Icahn Partners, Icahn Master and Mr. Icahn is 16690 Collins Avenue, Suite PH-1, Sunny Isles Beach, FL 33160.

(2)
According to Schedule 13G filed with the SEC on November 8, 2024, BlackRock, Inc. holds shares in excess of 4.9% by permission of the Board. No individual economic interest in these shares exceeds 4.9%.

(3)
According to Schedule 13G filed with the SEC on November 12, 2024, The Vanguard Group, Inc. holds shares in excess of 4.9% by permission of the Board. No individual economic interest in these shares exceeds 4.9%.

44

General Information
Stockholder Proposals and Nominations
A stockholder who wants to make a proposal or nominate a person for membership on the Board at an annual meeting of stockholders must comply with the applicable requirements of the SEC and our Bylaws. Under our Bylaws, a notice of intent of a stockholder to bring any matter before the 2026 annual meeting of stockholders (other than a proposal or nomination intended to be included in our proxy statement) shall be made in writing and received by our Chief Financial Officer neither earlier than the close of business on March 13, 2026, nor later than the close of business on April 12, 2026 in order to be considered timely. Every such notice by a stockholder shall set forth the information required under Section 2.9 of our Bylaws. In addition to the information included in such stockholder’s notice, we may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company. All stockholder proposals should be sent to our Chief Financial Officer at 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104.
A stockholder proposal or nomination submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be included in our proxy statement relating to the 2026 annual meeting must be received no later than December 30, 2025. In addition to satisfying the foregoing advance notice requirements under our Bylaws, to comply with the universal proxy rules, stockholders wishing to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 12, 2026.
Other Matters
The Board does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.
The SEC has adopted a rule that allows us or your broker to send a single set of proxy materials and annual reports to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce our expenses. The rule applies to our annual reports, proxy materials (including this Proxy Statement) and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and, if applicable, other proxy materials, please notify your broker, or if you are holding a physical stock certificate, direct your written or oral request to SandRidge Energy, Inc., 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104, Attention: Chief Financial Officer. Stockholders who currently receive multiple copies of this Proxy Statement and, if applicable, other proxy materials at their address and would like to request “householding” of their communications should contact their broker or our Chief Financial Officer at the above address.
In accordance with SEC rules, we are furnishing this Proxy Statement and our Annual Report to our stockholders primarily via the Internet. On or about May 1, 2025, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this Proxy Statement and our 2024 Annual Report and how to vote online. If you received the Notice and would prefer to receive paper copies of the proxy materials, you may do so by following the instructions provided in the Notice.

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If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 10, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V72164-P28687

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SANDRIDGE ENERGY, INC.

The Board of Directors recommends you vote FOR the following:

		For	Against	Abstain
1.	Election of Directors: **Nominees:**			
1a.	Nancy Dunlap	☐	☐	☐
1b.	Jaffrey "Jay" A. Firestone	☐	☐	☐
1c.	Vincent Intrieri	☐	☐	☐
1d.	Grayson Pranin	☐	☐	☐
1e.	Randolph C. Read	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2 and 3.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION,
↓ MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE. ↓

V72165-P28687

SANDRIDGE ENERGY, INC.
Annual Meeting of Stockholders
June 11, 2025 1:00 p.m. Local Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Grayson Pranin and Jonathan Frates (together, the “Proxies”) and each of them with full power of substitution, proxy to represent and vote all shares of Common Stock of SandRidge Energy, Inc. (the “Company”) that the undersigned would be entitled to vote if personally present at the Company’s Annual Meeting of Stockholders to be held at The Renaissance Oklahoma City Downtown Bricktown Hotel—Warehouse Room (2nd Floor), 100 East Sheridan Avenue, Oklahoma City, Oklahoma 73104 on Wednesday, June 11, 2025, at 1:00 p.m. local time, and at any adjournment or postponement thereof, as stated on the reverse side.

This proxy, when properly executed and delivered, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” each of the Nominees under Proposal 1, “FOR” Proposals 2 and 3.

Continued and to be signed on reverse side